UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06652

Exact name of registrant as specified in charter:	Aberdeen Investment Funds

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Item 1. Reports to Shareholders.

Aberdeen Investment Funds

Semi-Annual Report

April 30, 2019

Aberdeen Select International Equity Fund

Class A – BJBIX ¢ Institutional Class – JIEIX

Aberdeen Global Equity Impact Fund (formerly, Aberdeen Select International Equity Fund II)

Class A – JETAX ¢ Institutional Class – JETIX

Aberdeen Total Return Bond Fund

Class A – BJBGX ¢ Institutional Class – JBGIX

Aberdeen Global High Income Fund

Class A – BJBHX ¢ Institutional Class – JHYIX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Investment Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with the Trust.

Table of Contents

Market Review	Page 1

Aberdeen Select International Equity Fund	Page 3

Aberdeen Global Equity Impact Fund (formerly, Aberdeen Select International Equity Fund II)	Page 9

Aberdeen Total Return Bond Fund	Page 15

Aberdeen Global High Income Fund	Page 27

Financial Statements	Page 37

Notes to Financial Statements	Page 52

Shareholder Expense Examples	Page 72

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Investment Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (“ASII”) (formerly, Aberdeen Asset Management Inc.) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The complete schedule of portfolio holdings for each fund of Aberdeen Investment Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Investment Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds’ Form N-Q and Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders on upon request without charge by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

During the six-month period ended April 30, 2019, the ongoing trade dispute between the U.S. and China – the world’s two largest economies – dominated the headlines, as each nation’s government implemented pre-emptive and retaliatory tariffs on the other’s imports. The uncertainties created by the ongoing trade spat, together with the U.S. Federal Reserve’s (Fed) interest-rate hike in defiance of political pressure and market expectations, caused a sharp sell-off in global equities in December 2018. Stocks then recovered at the beginning of 2019, underpinned by perceived progress in U.S.-China trade talks, which continued through April. Additionally, the Fed’s adoption of a more patient monetary stance also helped bolster investor sentiment. At a news conference in March, Fed Chair Jerome Powell indicated that the central bank may not implement any interest-rate hikes for the remainder of 2019.

Despite this volatile backdrop, global equity markets posted notable gains over the six-month reporting period. The Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, rose 9.7%. The Asia-Pacific region, as measured by the MSCI All Country (AC) Asia Pacific ex Japan Index,2 returned 15.3% and was the strongest performer among the global regional markets. Emerging markets, as represented by the MSCI Emerging Markets (EM) Index,3 posted a 12.9% return. Japanese stocks, measured by the MSCI Japan Index,4 recorded a modest positive return of 1.5% for the reporting period, lagging the overall global market.

Despite the impact of the trade dispute with China on the U.S. economy, U.S. stocks nevertheless performed in line with their global peers during the reporting period. The upturn was fueled mainly by investors’ optimism regarding the Fed’s pivot to a dovish monetary policy tone and generally better-than-expected corporate earnings reports. Shares of U.S. large-cap companies, as represented by the broader-market S&P 500 Index,5 returned 9.8%, outperforming the 6.1% return of small-cap stocks, as measured by the Russell 2000 Index.6 However, large-caps trailed the 11.7% return of the Russell Midcap Index,7 a U.S. mid-cap equity market benchmark.

Supportive rhetoric from global central banks bolstered stocks across the Asia-Pacific region. Additionally, easing U.S.-China trade tensions late in the period and further stimulus from China’s government lifted Chinese equities. Moderating oil prices and more stable currencies boosted Indonesian and Philippine stocks. Shares of Japanese companies notably underperformed the overall Asia-Pacific region. This reflected investors’ worries about an economic slowdown in China, as well as concerns over slowing global growth. Towards the end of the reporting period, the rally in the Japanese market was tempered by a round of profit-taking following the run-up in equity prices during the first quarter of 2019.

The relative outperformance of emerging-market equities versus their global developed-market peers for the reporting period was attributable mainly to the Chinese government’s fiscal economic stimulus. This appeared to gain traction, with leading economic indicators pointing to a recovery in the manufacturing sector. India recouped losses incurred early in the reporting period after the oil price retreated from its peak in October 2018. Easing tensions between India and neighbouring Pakistan also buoyed investor sentiment. Amid the improving backdrop and easing food-price inflation, the Reserve Bank of India reduced its benchmark interest rate. Other emerging-market central banks kept their respective benchmark interest rates on hold during the period.

Global fixed-income markets were supported by the bold monetary policy responses from central banks, particularly the Fed. The Bloomberg Barclays Global Aggregate Bond Index, a global fixed-income market benchmark, returned 4.9%. U.S. Treasury yields moved substantially lower across the curve. Over the period, yields on two-, three-, five- and 10-year Treasury notes fell by corresponding margins of 60, 69, 70 and 64 basis points, to 2.27%, 2.24%, 2.28% and 2.51%, respectively. Late in the reporting period, the U.S. Treasury yield curve inverted,8 which historically has signalled a recession. Elsewhere, China policymakers ramped up their stimulus measures. Additionally, several political threats either dissipated or diminished, having flared up at the beginning of the reporting period. The European Central Bank lowered its Eurozone economic growth and inflation forecasts for 2019. At the same time, it committed to holding the deposit rate at –0.4% well into 2020. It also announced plans for a new round of targeted longer-term refinancing operations (TLTRO), much earlier than the market had anticipated.

International real estate equities performed well over the reporting period. However, this largely reflected a rebound from the weak market conditions that prevailed over the second half of 2018. The strongest performers were emerging markets such as China, Mexico and the Philippines, which had been among the hardest hit by global trade concerns. Developed markets also staged a robust recovery. U.S. real estate investment trusts (REITs) generated strong returns, outperforming the broader U.S. equity market. Real estate fundamentals generally remained resilient; the slower pace of economic growth fuelled ample demand for many property types while also helping to keep new supply in check.

Outlook

In our view, share-price increases across global equity markets have outpaced fundamentals. In May 2019, shortly after the end of the reporting period, a hitch in the U.S.-China trade talks caused stocks worldwide to tumble. Whether or not a deal is eventually struck between the U.S. and China, we believe one thing is certain. The relationship between the two countries has irrevocably changed, and policy uncertainty may settle at a higher base level than in the past. In our view, such heightened uncertainty will have a harmful impact on business investments. Other risks include slowing European economic growth and a disruptive Brexit.

We have generally been cautious on global equity markets in terms of the expansion of price/earnings multiples9 ascribed to corporations, given the still muted economic growth backdrop. Trade tensions are perhaps just a different dimension of sluggish domestic conditions. Nonetheless, we believe that increased trade barriers are another obstacle for economic growth. Global markets have responded favorably to the dovish shift in monetary policy by central banks. However, in our judgment, this does little more than highlight the

2019 Semi-Annual Report	1

Market Review (concluded)

fragility of the financial system. We believe that political risk, high debt levels, potential disruption to supply chains from protectionism, the inversion of the U.S. Treasury yield curve (which raises the topic of recession), all suggest markets will become more volatile. This presents a challenging environment for investors to navigate.

Despite these concerns, we believe that financial conditions should remain largely supportive, given global central banks’ pivot to a looser monetary policy stance, and moderating inflation. Furthermore, we see signs that corporate earnings downgrades may have reached a trough. In our view, pockets of value are emerging in global equity markets following the recent weakness caused by escalating U.S.-China trade tensions.

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (“Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite these preparations.

Aberdeen Standard Investments

___________________________________

1

The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2

The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap representation across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.

3	The MSCI EM Index tracks the performance of large and mid-cap stocks across 24 emerging markets countries.
4	The MSCI Japan Index measures the performance of the large and mid-cap segments of the Japanese market.
5	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
6	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.
7	The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.
8	An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.
9	The price/earnings multiple comprises the current market price of a stock divided by its earnings per share.

2	2019 Semi-Annual Report

Aberdeen Select International Equity Fund (Unaudited)

As of February 28, 2019, the Fund made changes to its principal investment strategies. Performance information for periods prior to February 28, 2019 reflects the Fund’s previous investment strategy. As of February 28, 2019, in addition to its normal investment process, the Advisor employs a fundamental, bottom-up equity investment process, which is based on first-hand research and recognizes that the market is not efficient at pricing the fundamentals that drive a company’s share price when the company undergoes or faces material change. Please see the Fund’s prospectus dated February 28, 2019, as amended, for further information.

Aberdeen Select International Equity Fund (Institutional Class shares net of fees) returned 13.43% for the six-month period ending April 30, 2019, versus the 9.38% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex-USA Index, during the same period.

International equities generally posted substantial gains over the reporting period. In the last two months of 2018, the U.S. Federal Reserve’s (Fed) rate hike in defiance of political pressure and market expectations caused the U.S. broader-market S&P 500 Index1 to slip into bear market territory. Weak Chinese economic data also unnerved investors. Stocks then recovered at the beginning of 2019, underpinned by progress in U.S.-China trade talks as well as the Fed’s dovish monetary policy tilt. Upbeat manufacturing data from the U.S. and China subsequently led to a brightening global economic growth outlook. Hopes that the U.S. and China were nearing a deal to end their long-running trade dispute, along with generally better-than-expected economic growth in the first quarter of 2019 for both countries, also boosted investor sentiment. Major U.S. equity indices reached new highs, propelled by favorable first-quarter 2019 economic data reports.

The Fund outperformed its benchmark, the MSCI AC World ex-USA Index, for the reporting period. Given that the Fund changed some of its investment strategies as of February 28, 2019. For this reason, in this report, we will highlight key performance contributors and detractors, as well as portfolio activity during March and April 2019.

At the stock level, Israeli communications systems firm Nice Ltd., in which we initiated a position during the reporting period, was a key contributor to the Fund’s relative performance as its shares rose following brokerage rating upgrades. We like the company for its leading position in niche markets and its potential to scale larger through its cloud business. Similarly, shares of Danish medical equipment manufacturer Ambu BV fared well on investors’ expectations of higher sales. We believe that demand for the adoption of its single-use devices in procedures should continue to rise as the company decreases patient infection risks, reduces costs, and improves hospitals’ efficiency. The Fund’s holding in UK-based movie theater chain operator Cineworld Group plc benefited from better-than-expected synergies from its acquisition of U.S. cinema movie theater chain operator Regal Entertainment Group and an improved outlook for the second half 2019.

Conversely, the Fund’s position in Norway-based Mowi ASA, the world’s largest producer of farmed salmon (previously known as Marine

Harvest), detracted from relative performance for the reporting period. The company’s share price fell after its earnings for the fourth quarter of its 2018 fiscal year generally did not meet the market’s expectations, attributable to decreases in volumes in most markets and lower pricing. We remain comfortable with Mowi, which is supported by the structural growth in demand for high-quality salmon and limited supply growth. Shares of Solasto Corp. declined after the Japanese medical outsourcing firm reported lower-than-expected profits for the third quarter of its 2019 fiscal year. We believe that Solasto is well placed to benefit from continued growth in medical outsourcing, and this provides the company with cash flow to consolidate its market share in aged care. Elsewhere, Belgian chemicals group Umicore NV’s stock price fell after management warned that its 2019 profits will miss analysts’ estimates due to slowing demand for electric vehicles in China driven by the recent changes in the subsidy mechanism for electric vehicles. We are reviewing the Fund’s position in Umicore to determine if the company is still well placed to benefit from the structural trend of electrification.

During the period, apart from the previously noted initiation of a holding in Nice Ltd., we also established a new position in Welcia Holdings Co., Ltd, a leading Japanese drugstore operator in a fragmented2 industry that we believe can deliver strong growth in volume and sales. We also added to the Fund’s position in French video game maker Ubisoft Entertainment S.A., which we believe is well-positioned to capitalize on the structural growth in gaming, supported by broadband and cloud-computing technology.

The Fund’s receipt of payment of Article 63 European Union (EU) Tax Reclaims related to prior years (2005-2008) positively impacted Fund performance during the reporting period. The receipt of such payment, net of an accrual for the estimated amount of taxes owed by the Fund on such payment, contributed 0.51% to Fund performance for the six month period ended April 30, 2019. Please see Note 2(g) and the Fund’s prospectus dated February 28, 2019 for further information.

In our view, international equity prices recently have outpaced their fundamentals. In May 2019, shortly after the end of the reporting period, a hitch in the U.S.-China trade talks caused stocks worldwide to tumble. Whether the deal is eventually struck between the two largest economies in the world, we think that one thing is certain: the relationship between the two countries has irrevocably changed, and policy uncertainty may settle at a higher base level than it has in the past. We believe that such heightened uncertainty could have a harmful impact on business investments. In our judgment, other risks include slowing European economic growth and a disruptive Brexit in the UK.

Amid such market conditions, we maintain confidence in our bottom-up investment approach that we believe will identify high-quality companies in a fast-changing world. We think that the Fund’s holdings also have the requisite cash flows and robust balance sheets that buffer them against this uncertainty. While global stock valuations increased following the notable rally for the first four months of 2019, we still see pockets of value and will seek to take advantage of volatility to add to our favored holdings in the Fund.

1

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	In a fragmented industry, many companies compete and there is no single or small group of companies with a dominant market share.

2019 Semi-Annual Report	3

Aberdeen Select International Equity Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares pay a rule 12b-1 distribution fee of up to 0.25%. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected in the performance of an index. You cannot invest directly in an index.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Stocks issued by large cap companies subject the Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

4	2019 Semi-Annual Report

Aberdeen Select International Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2019)*	Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	13.27%	(0.75%)	0.92%	4.58%
Institutional Class	13.43%	(0.51%)	1.18%	4.84%

†             Not annualized

*               Performance shown for periods after December 16, 2016 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years (2005-2008) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments increased the Fund’s performance for all periods that include December 2016 February 2017, February 2019 and March 2019 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. For Class A, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 12.76%, –1.20%, –0.29%, and 3.95%, respectively, for the Six Month, 1-year, 5-year, and 10-year periods ended April 30, 2019. For Institutional Class, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 12.93%, –0.95%, –0.03%, and 4.22%, respectively, for the Six Month, 1-year, 5-year, and 10-year periods ended April 30, 2019. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future. Please see Note 2(g) and the Fund’s prospectus dated February 28, 2019 for further information.

As of February 28, 2019, the Fund made changes to its principal investment strategies. Performance information for periods prior to February 28, 2019 reflects the Fund’s previous investment strategy. Please see the Fund’s prospectus dated February 28, 2019, as amended, for further information.

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select International Equity Fund, Morgan Stanley Capital International All Country World ex-USA Index (MSCI ACWI ex-USA Index), and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States (U.S.) and 24 Emerging Markets (EM) countries). With 2,163 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

2019 Semi-Annual Report	5

Aberdeen Select International Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	103.1%
Short-Term Investment	1.5%
Liabilities in Excess of Other Assets	(4.6)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Industrials	20.0%
Consumer Staples	18.8%
Health Care	13.9%
Consumer Discretionary	13.6%
Communication Services	13.0%
Financials	8.0%
Materials	7.8%
Information Technology	5.6%
Energy	2.4%
Other	(3.1)%
100.0%

Top Holdings*
Ubisoft Entertainment SA	4.5%
Welcia Holdings Co. Ltd.	4.0%
NICE Ltd.	3.6%
Vivendi SA	3.6%
Glencore PLC	3.5%
Treasury Wine Estates Ltd.	3.4%
Prysmian SpA	3.4%
Cineworld Group PLC	3.3%
Asahi Intecc Co. Ltd.	3.3%
Shenzhou International Group Holdings Ltd.	3.1%
Other	64.3%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
France	16.2%
United Kingdom	13.9%
China	12.3%
Japan	10.7%
Switzerland	7.1%
Netherlands	6.2%
Denmark	4.5%
Finland	4.1%
Israel	3.6%
Belgium	3.5%
Other	17.9%
100.0%

6	2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Select International Equity Fund

	Shares	Value
COMMON STOCKS (103.1%)
AUSTRALIA (3.4%)
Consumer Staples (3.4%)
Treasury Wine Estates Ltd. (a)	445,452	$5,403,200
BELGIUM (3.5%)
Consumer Staples (1.9%)
Anheuser-Busch InBev SA (a)	34,186	3,039,379
Materials (1.6%)
Umicore SA (a)	62,981	2,444,151
		5,483,530
CANADA (2.1%)
Consumer Discretionary (2.1%)
Restaurant Brands International, Inc.	51,440	3,357,404
CHINA (12.3%)
Communication Services (1.6%)
Tencent Holdings Ltd. (a)	52,300	2,577,744
Consumer Discretionary (9.6%)
Alibaba Group Holding Ltd. (b), ADR	15,184	2,817,695
ANTA Sports Products Ltd. (a)	320,000	2,250,602
Huazhu Group Ltd., ADR	46,045	1,952,308
Shenzhou International Group Holdings Ltd. (a)	369,100	4,961,008
Xiabuxiabu Catering Management China Holdings Co. Ltd. (a)(b)(c)	1,759,500	3,099,081
		15,080,694
Financials (1.1%)
Ping An Insurance Group Co. of China Ltd., H Shares (a)	149,500	1,809,646
		19,468,084
DENMARK (4.5%)
Health Care (4.5%)
Ambu AS NV (a)	135,547	3,899,911
Novo Nordisk AS, Class B (a)	64,572	3,163,675
		7,063,586
FINLAND (4.1%)
Consumer Staples (1.3%)
Kesko OYJ, Class B (a)	40,061	2,083,168
Industrials (2.8%)
Kone OYJ, Class B (a)	81,428	4,474,323
		6,557,491
FRANCE (16.2%)
Communication Services (8.1%)
Ubisoft Entertainment SA (a)(b)	75,155	7,180,173
Vivendi SA (a)	194,034	5,632,001
		12,812,174
Consumer Discretionary (1.9%)
Kering SA (a)	5,036	2,980,075

	Shares	Value
Energy (2.4%)
TOTAL SA (a)	69,802	$3,880,346
Financials (1.6%)
AXA SA (a)	95,565	2,548,389
Industrials (2.2%)
Airbus SE (a)	25,076	3,433,648
		25,654,632
GERMANY (1.6%)
Health Care (1.6%)
Siemens Healthineers AG (a)(c)	57,597	2,465,395
HONG KONG (3.2%)
Financials (2.1%)
AIA Group Ltd. (a)	325,200	3,329,865
Industrials (1.1%)
SITC International Holdings Co. Ltd. (a)	1,603,000	1,706,499
		5,036,364
ISRAEL (3.6%)
Information Technology (3.6%)
NICE Ltd. (a)(b)	41,437	5,708,182
ITALY (3.4%)
Industrials (3.4%)
Prysmian SpA (a)	276,837	5,345,302
JAPAN (10.7%)
Consumer Staples (5.1%)
Pigeon Corp. (a)	41,000	1,755,442
Welcia Holdings Co. Ltd. (a)	160,500	6,326,558
		8,082,000
Health Care (5.6%)
Asahi Intecc Co. Ltd. (a)	102,600	5,197,609
Solasto Corp. (a)	362,700	3,636,961
		8,834,570
		16,916,570
LATVIA (0.0%)
Financials (0.0%)
AS Parex Banka (b)(d)(e)	1,424,182	–
NETHERLANDS (6.2%)
Financials (1.5%)
ASR Nederland NV (a)	55,576	2,472,801
Information Technology (2.0%)
ASML Holding NV (a)	15,157	3,164,945
Materials (2.7%)
Koninklijke DSM NV (a)	36,896	4,219,856
		9,857,602

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	7

Statement of Investments (concluded)

April 30, 2019 (Unaudited)
Aberdeen Select International Equity Fund

	Shares	Value
COMMON STOCKS (Continued)
NORWAY (2.8%)
Consumer Staples (2.8%)
Mowi ASA (a)(b)	203,145	$4,407,332
POLAND (2.4%)
Consumer Staples (2.4%)
Dino Polska SA (a)(b)(c)	111,937	3,716,728
SWEDEN (2.1%)
Industrials (2.1%)
Assa Abloy AB, Class B (a)	153,147	3,273,909
SWITZERLAND (7.1%)
Consumer Staples (1.9%)
Nestle SA (a)	30,810	2,966,313
Financials (1.7%)
Zurich Insurance Group AG (a)	8,571	2,732,158
Materials (3.5%)
Glencore PLC (a)(b)	1,400,408	5,556,200
		11,254,671
UNITED KINGDOM (13.9%)
Communication Services (3.3%)
Cineworld Group PLC (a)	1,282,287	5,321,109
Health Care (2.2%)
Genus PLC (a)	109,105	3,435,707
Industrials (8.4%)
BAE Systems PLC (a)	641,861	4,125,420
RELX PLC (a)(b)	184,076	4,217,653
Weir Group PLC (The) (a)	225,790	4,907,519
		13,250,592
		22,007,408
Total Common Stocks		162,977,390
GOVERNMENT BONDS (0.0%)
VENEZUELA (0.0%)
Bonos de la Deuda Publica Nacional (VEF), 0.00%, (b)(d)(e)	69,500,000	—
Total Government Bonds		—

	Shares	Value
SHORT-TERM INVESTMENT (1.5%)
UNITED STATES (1.5%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (f)	2,325,812	$2,325,812
Total Short-Term Investment		2,325,812
Total Investments (Cost $162,965,486) (g)—104.6%		165,303,202
Liabilities in Excess of Other Assets—(4.6)%		(7,329,155)
Net Assets—100.0%		$157,974,047

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)

The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of April 30, 2019.

(e)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

8	2019 Semi-Annual Report

Aberdeen Global Equity Impact Fund (Unaudited)

As of February 28, 2019, the Fund changed its name from Aberdeen Select International Equity Fund II, its benchmark to the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, and made changes to its principal investment strategies. Performance information for periods prior to February 28, 2019 reflects the Fund’s previous investment strategies. As of February 28, 2019, as a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located throughout the world (including the U.S). The Fund invests in securities of companies that aim to create positive measurable environmental and/or social impacts. The Adviser generally aligns its impact assessment to the United Nations Sustainable Development Goals. Please see the Fund’s prospectus dated February 28, 2019, as amended, for further information.

Aberdeen Global Equity Impact Fund (Institutional Class shares net of fees) returned 9.85% for the six-month period ending April 30, 2019, versus the 9.67% return of its benchmark, the MSCI All Country (AC) World Index, during the same period.

Global equities posted substantial gains over the reporting period. In the last two months of 2018, the U.S. Federal Reserve’s (Fed) rate hike in defiance of political pressure and market expectations caused the U.S. broader-market S&P 500 Index1 to slip into bear market territory. Weak Chinese economic data also unnerved investors. Stocks then recovered at the beginning of 2019, underpinned by progress in U.S.-China trade talks as well as the Fed’s dovish monetary policy tilt. Upbeat manufacturing data from the U.S. and China subsequently led to a brightening global economic growth outlook. Hopes that the U.S. and China were nearing a deal to end their long-running trade dispute, along with generally better-than-expected economic growth in the first quarter of 2019 for both countries, also boosted investor sentiment. Major U.S. equity indices reached new highs, propelled by favorable first-quarter 2019 economic data reports.

The Fund marginally outperformed its benchmark, the MSCI AC World Index, for the reporting period. Given that the Fund was restructured to a new impact investment strategy in the last two months of the reporting period, we will highlight key performance contributors and detractors, as well as portfolio activity in the latter period.

Stock selection in the healthcare sector weighed on the Fund’s relative performance for the six-month period, attributable largely to holdings in HMS Holdings Corp. and UnitedHealth Group Inc. Shares of HMS, a U.S.-based health benefits services provider, succumbed to investors’ profit-taking despite posting generally better-than-expected earnings for the fourth quarter of its 2019 fiscal year. Managed care company UnitedHealth Group’s stock price declined amid political noise related to drug-pricing and U.S. Senator Bernie Sanders’ proposed universal healthcare plan, “Medicare for All,” which would remove the need for private health insurance. We view the proposal as a non-starter given that the estimated cost to the U.S. government would be at least $25 trillion. However, the possible expansion of Medicare could have a positive impact on UnitedHealth group’s business, which has been growing in the market due to the company’s ability to control costs better than the government-run Medicare program.

Another stock-level detractor was Belgian chemicals group Umicore NV, as its shares fell after management warned that its 2019 profits will miss analysts’ estimates due to slowing demand for electric vehicles in China. We believe that the slump is temporary, and we maintain confidence that the company will continue to benefit from the structural trend of electrification.

Conversely, the holding in U.S.-based diversified industrial manufacturer Ingersoll Rand Inc. contributed to the Fund’s relative performance for the reporting period. The company reported fiscal first-quarter results reflecting a good start to 2019, and also announced that it will spin off its industrial business, allowing the firm to focus on its larger, higher-margin business of heating, air conditioning and transport refrigeration systems. Given that heating and ventilation systems are estimated to use more than a third of a building’s energy needs, we believe that Ingersoll Rand’s continued investments to improve its products could have a major impact on reducing its clients’ carbon footprint.

The holding in U.S. payment-processing services firm Mastercard Inc., which in which we initiated a position as part of the Fund’s new investment strategy, also boosted relative performance after the company recorded positive results for the fourth quarter of its 2019 fiscal year that in our view confirmed that it can continue to record strong revenue growth rates. We believe the company has solid growth prospects which have not been fully factored into the share price, and we have a favorable view of management’s 2020 target to help 500 million people worldwide gain access to the banking system. Professional services firm Accenture plc’s earnings for the second quarter of its 2019 fiscal year largely exceeded investors’ expectations, with management raising its earnings growth forecasts for the full fiscal year. We like its sustainability product suite, which helps companies to measure their environmental footprint more effectively – a necessary step to reducing emissions.

During the reporting period, aside from the previously noted establishment of a new position in Mastercard, we also initiated a holding in industrial real estate owner and developer Prologis Inc., which has benefited from the growth of e-commerce. All of the company’s new developments are built to high environmental standards which allow the firm to be more efficient in using water and energy. Another new addition to the Fund was renewable infrastructure investment company John Laing Group plc, which we believe has many opportunities as it continues on its diversification2 path. We feel that the company’s investments are in line with many of

1           The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2           Diversification does not ensure a profit or protect against a loss in a declining market.

2019 Semi-Annual Report	9

Aberdeen Global Equity Impact Fund (Unaudited) (concluded)

the United Nations’ Sustainable Development Goals, including improving road safety and supporting economic development.

The Fund’s receipt of payment of Article 63 European Union (EU) Tax Reclaims related to prior years (2005-2008) positively impacted Fund performance during the reporting period. The receipt of such payment, net of an accrual for the estimated amount of taxes owed by the Fund on such payment, contributed 0.10% to Fund performance for the six month period ended April 30, 2019. Please see Note 2(g) and the Fund’s prospectus dated February 28, 2019 for further information.

In our view, international equities recently have outpaced their fundamentals. In May 2019, shortly after the end of the reporting period, a hitch in the U.S.-China trade talks caused stocks worldwide to tumble. Whether the deal is eventually struck between the two largest economies in the world, we think that one thing is certain: the relationship between the two countries has irrevocably changed, and policy uncertainty may settle at a higher base level than in the past. We believe that such heightened uncertainty will have a harmful impact on business investments. In our judgment, other risks include slowing European economic growth and a disruptive Brexit in the UK.

Amid such market conditions, we maintain confidence in our bottom-up investment approach that we believe will enable us to identify high-quality companies in a fast-changing world. While global stock valuations have increased following the notable rally for the first four months of 2019, we still believe that there are many interesting ideas with good financial upside, as well as the positive environmental or social benefits.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A Shares pay a rule 12b-1 distribution fee of up to 0.25%. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

In implementing the Fund’s ESG (Environmental, Social and Governance) impact investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund may underperform other funds that do not implement an ESG impact strategy.

The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.

Please read the prospectus for more detailed information regarding these and other risks.

10	2019 Semi-Annual Report

Aberdeen Global Equity Impact Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2019)*	Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	10.13%	(3.42%)	0.06%	4.38%
Institutional Class	10.17%	(3.21%)	0.31%	4.63%

†             Not annualized

*               Performance shown for periods after February 1, 2017 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years (2005-2009) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments increased the Fund’s performance for all periods that include February 2017 and February 2019 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. For Class A, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 10.03%, –3.51%, –0.62%, and 4.02%, respectively, for the Six Month, 1-year, 5-year, and 10-year periods ended April 30, 2019. For Institutional Class, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 10.17%, –3.21%, –0.36%, and 4.28%, respectively, for the Six Month, 1-year, 5-year, and 10-year periods ended April 30, 2019. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future. Please see the Fund’s prospectus dated February, 28, 2019 for further information.

As of February 28, 2019, the Fund made changes to its principal investment strategies. Performance information for periods prior to February 28, 2019 reflects the Fund’s previous investment strategy. Please see the Fund’s prospectus dated February 28, 2019, as amended, for further information.

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Impact Fund, Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index), Morgan Stanley Capital International All Country World Index (MSCI ACWI) and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

On February 28, 2019, the MSCI ACWI became the Fund’s benchmark, replacing the MSCI ACWI ex-US Index. The MSCI ACWI and the MSCI ACWI ex-US Index are unmanaged indices considered representative of developed and emerging market stock markets.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,774 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI ex-USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries excluding the United States (U.S.) and 24 Emerging Markets (EM) countries). With 2,163 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

2019 Semi-Annual Report	11

Aberdeen Global Equity Impact Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	101.4%
Short-Term Investment	1.6%
Liabilities in Excess of Other Assets	(3.0)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Health Care	18.3%
Industrials	17.6%
Information Technology	16.0%
Real Estate	9.5%
Utilities	9.0%
Financials	8.6%
Materials	7.9%
Communication Services	6.9%
Consumer Discretionary	4.2%
Consumer Staples	3.4%
Other	(1.4)%
100.0%

Top Holdings*
Prologis, Inc. REIT	4.4%
Safaricom PLC	4.1%
Mastercard, Inc., Class A	4.1%
Equinix, Inc., REIT	3.9%
John Laing Group PLC	3.8%
NextEra Energy, Inc.	3.6%
salesforce.com, Inc.	3.6%
UnitedHealth Group, Inc.	3.6%
Clinigen Healthcare Ltd.	3.5%
American Water Works Co., Inc.	3.2%
Other	62.2%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	40.6%
United Kingdom	18.6%
Denmark	6.9%
Australia	4.3%
Kenya	4.1%
Germany	3.7%
Belgium	3.1%
Norway	2.8%
South Korea	2.7%
Indonesia	2.4%
Other	10.8%
100.0%

12	2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Global Equity Impact Fund

	Shares	Value
COMMON STOCKS (101.4%)
AUSTRALIA (4.3%)
Consumer Staples (1.3%)
Costa Group Holdings Ltd. (a)	215,600	$863,048
Industrials (3.0%)
Brambles Ltd. (a)	223,900	1,902,633
		2,765,681
BELGIUM (3.1%)
Materials (3.1%)
Umicore SA (a)	52,300	2,029,645
BRAZIL (2.3%)
Consumer Discretionary (1.0%)
Estacio Participacoes SA	91,200	632,174
Financials (1.3%)
Banco Bradesco SA	109,180	863,171
		1,495,345
CHINA (1.8%)
Financials (1.8%)
Ping An Insurance Group Co. of China Ltd., H Shares (a)	97,000	1,174,152
DENMARK (6.9%)
Health Care (2.3%)
Novo Nordisk AS, Class B (a)	30,500	1,494,334
Industrials (2.4%)
Vestas Wind Systems AS (a)	16,900	1,529,177
Utilities (2.2%)
Orsted AS (b)	18,700	1,431,654
		4,455,165
FRANCE (2.3%)
Health Care (1.1%)
Orpea (a)	5,900	719,851
Industrials (1.2%)
Schneider Electric SE	9,400	795,578
		1,515,429
GEORGIA (2.1%)
Consumer Staples (2.1%)
Georgia Healthcare Group PLC (b)(c)	486,300	1,382,415
GERMANY (3.7%)
Information Technology (1.8%)
Infineon Technologies AG (a)	49,100	1,163,945
Materials (1.9%)
Covestro AG (a)(b)	22,300	1,225,331
		2,389,276

	Shares	Value
HONG KONG (1.7%)
Financials (1.7%)
AIA Group Ltd. (a)	105,200	$1,077,189
INDONESIA (2.4%)
Financials (2.4%)
Bank Rakyat Indonesia Persero Tbk PT (a)	5,151,700	1,583,916
KENYA (4.1%)
Communication Services (4.1%)
Safaricom PLC	9,548,900	2,699,936
NETHERLANDS (1.3%)
Information Technology (1.3%)
ASML Holding NV (a)	4,100	856,124
NORWAY (2.8%)
Communication Services (2.8%)
Telenor ASA (a)	90,300	1,815,197
SOUTH KOREA (2.7%)
Information Technology (2.7%)
Samsung SDI Co. Ltd. (a)	8,700	1,766,500
TAIWAN (2.3%)
Industrials (2.3%)
Voltronic Power Technology Corp.	75,000	1,480,535
UNITED KINGDOM (18.6%)
Consumer Discretionary (2.2%)
Countryside Properties PLC (a)(b)	328,100	1,453,320
Financials (1.4%)
ASA International Group PLC (b)(c)	166,800	880,904
Health Care (5.9%)
Clinigen Healthcare Ltd. (a)(c)	176,400	2,296,951
GlaxoSmithKline PLC (a)	76,200	1,565,393
		3,862,344
Industrials (6.2%)
John Laing Group PLC (a)(b)	486,400	2,442,047
RELX PLC (a)	68,200	1,566,938
		4,008,985
Materials (2.9%)
DS Smith PLC (a)	403,800	1,886,010
		12,091,563
UNITED STATES (39.0%)
Consumer Discretionary (1.0%)
Chegg, Inc. (c)	17,800	634,570
Health Care (9.0%)
HMS Holdings Corp. (c)	56,300	1,713,209
Merck & Co., Inc.	22,700	1,786,717
UnitedHealth Group, Inc.	10,000	2,330,700
		5,830,626

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	13

Statement of Investments (concluded)

April 30, 2019 (Unaudited)
Aberdeen Global Equity Impact Fund

	Shares	Value
COMMON STOCKS (Continued)
UNITED STATES (Continued)
Industrials (2.5%)
Ingersoll-Rand PLC	13,100	$1,606,191
Information Technology (10.2%)
Accenture PLC, Class A	9,000	1,644,030
Mastercard, Inc., Class A	10,400	2,644,096
salesforce.com, Inc. (c)	14,100	2,331,435
		6,619,561
Real Estate (9.5%)
American Tower Corp., REIT	4,200	820,260
Equinix, Inc., REIT	5,600	2,546,320
Prologis, Inc. REIT	37,100	2,844,457
		6,211,037
Utilities (6.8%)
American Water Works Co., Inc.	19,000	2,055,610
NextEra Energy, Inc.	12,200	2,372,168
		4,427,778
		25,329,763
Total Common Stocks		65,907,831

	Shares	Value
SHORT-TERM INVESTMENT (1.6%)
UNITED STATES (1.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (d)	1,017,104	$1,017,104
Total Short-Term Investment		1,017,104
Total Investments (Cost $65,128,402) (e)—103.0%		66,924,935
Liabilities in Excess of Other Assets—(3.0)%		(1,955,816)
Net Assets—100.0%		$64,969,119

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Non-income producing security.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

14	2019 Semi-Annual Report

Aberdeen Total Return Bond Fund (Unaudited)

Aberdeen Total Return Bond Fund (Institutional Class shares net of fees) returned 6.17% for the six-month period ending April 30, 2019, versus the 5.49% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period.

During the reporting period, global central banks, led by the U.S. Federal Reserve (Fed), provided unexpectedly bold monetary policy responses, China policymakers ramped up stimuli, and a few political threats either dissipated or diminished after having flared up at the beginning of the period. These combined to boost investor confidence and reversed the performance of risk assets from one of their worst monthly performances historically in December 2018, to one of their strongest quarterly performances in recent memory, despite a weakening global economic outlook. In the first quarter of 2019, the Fed pivoted from its projection in December of three more interest-rate hikes when financial conditions tightened towards the end of 2018. The central bank not only removed its hawkish-tilting forward policy guidance in January 2019, but consequently cemented the “patient” stance in March by indicating that there will be no rate hikes for the remainder of the year and moving to taper its balance-sheet runoff well ahead of the market’s expectations. Many other global central banks soon followed suit as global economic growth and inflation data generally did not meet the market’s expectations. The European Central Bank lowered its growth and inflation forecasts for 2019, while committing to hold the deposit rate at -0.4% well into 2020, and planning for a new round of targeted longer-term refinancing operations (TLTRO) funding much earlier than the market had anticipated.

Global economic growth and inflation generally remained below expectations over the six-month reporting period, particularly in the Eurozone and Japan. Despite some signs of stabilization in China and bottoming in Europe, economic growth momentum still decelerated. The threat of a U.S.-China trade war and the U.S. government shutdown in early 2019 intensified concerns about the spillover effects of global weakness on the U.S. economy amid the prospect of corporate earnings peaking before the positive impact of the stimuli from the tax reform implemented in 2018 fade. However, global central banks’ dovish policy pivot not only alleviated fear of recession, but brought about expectation of a more prolonged economic cycle. After having dramatically accounted for the Fed’s more dovish path since December, the U.S. financial markets priced in more than one interest-rate cut within a year. Investors’ belief that interest rates may remain low for a longer period revived the frenzied search for yield, resulting in large inflows into the U.S. market from both retail and institutional investors. Despite further inversion1 of the yield curve, which historically has signaled a recession, investors took central banks’ renewed stimulus efforts in stride on optimism that these policy pivots will be sufficient to engineer a soft landing of global economic growth.

In the Fund’s U.S. core market segment,2 duration3 management and U.S. Treasury yield-curve positioning were the most notable contributors to performance relative to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the reporting period. By lengthening the Fund’s duration above that of the benchmark at the beginning of the period and through overweight allocations to bonds maturing in five-to-ten years, we were able to cushion the Fund from a further downturn amid the risk-off environment. The slightly long duration position continued to benefit the Fund’s relative performance for much of the remainder of the reporting period. Regarding security selection, the Fund’s holdings in high-beta4 corporate bonds, Treasury Inflation-Protected Securities (TIPS), as well as commercial mortgage-backed securities (CMBS) and taxable municipal bonds, had a positive impact on relative performance. Detractors from the Fund’s relative performance included sizeable holdings in non-agency MBS and asset-backed securities (ABS), and an underweight position in investment-grade5 corporate bonds, when high-quality securities lagged the recovery of their low-quality counterparts.

The strength of the U.S. dollar and the risk-off environment in late 2018 initially hampered the performance of the Fund’s international investments, particularly those in the commodity segment. However, going against the fear of catastrophic monetary policy mistakes and global recession in the fourth quarter of 2018, the Fund’s significant international investments, particularly in the commodity-producing countries, rebounded dramatically in the first four months of 2019. The Fund’s holdings in Russian and South African government bonds in local currencies were the leading generators of alpha6 over the reporting period. Within the Fund’s low correlation7 segment, holdings in Indonesian government bonds and, to a lesser extent, positions in the Indian rupee and Thai baht, benefited relative performance. Conversely, the position in the Japanese yen in the Fund’s major

1	An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.
2

The Fund’s investment universe includes six global fixed income market segments: core (U.S. investment-grade fixed income); major (Eurozone, Japan and the UK, among others); satellites (including, but not limited to Canada, Hong Kong and Switzerland); convergence (Czech Republic, Hungary and Poland, among others); commodity (including, but not limited to, Australia, Chile and Russia); and low correlation (Brazil, China and Mexico, among others).

3	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
4

Beta is a measure of the volatility of a portfolio in comparison to a benchmark index. A beta over 1.0 means that the investment has been more volatile than the benchmark, while a beta of less than 1.0 represents comparatively less volatility.

5

Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

6	Alpha is a measure of performance that takes the volatility of a mutual fund and compares its risk-adjusted performance to a benchmark index.
7	Correlation measures the degree to which the prices of two securities move in relation to each other.

2019 Semi-Annual Report	15

Aberdeen Total Return Bond Fund (Unaudited) (continued)

market segment was a modest detractor from relative performance for the reporting period as investors sold the currency in in favor of riskier assets amid the market rally in the first quarter of 2019. In an effort to avoid giving back the positive returns when the U.S. dollar strengthened, we significantly reduced the Fund’s positioning in its commodity and low correlation segments in early February 2019, following a period of strong performance. As we judged in April that valuations had become rich, based on our expectations of global growth and monetary policy, we further reduced the Fund’s risk profile. Most notably, we had trimmed the Fund’s exposure to international markets as we saw the market priced the success of U.S.-China trade negotiations.

We employed derivatives over the reporting period, including U.S. Treasury futures, in an effort to manage the Fund’s overall yield-curve and interest-rate exposure, and protect the Fund from sharply rising yields. We utilized foreign exchange forwards in an effort to gain exposure to foreign markets efficiently and to hedge currency risks from sovereign bond holdings. Our use of futures bolstered the Fund’s performance in global interest-rate allocation and yield-curve positioning. The derivatives positions did not have a significant impact on Fund performance for the reporting period.

U.S. economic growth is being supported by the Fed’s easy monetary policy, which in our view may prolong the extended economic cycle. Our base case is that this soon-to-be longest economic expansion in history should moderate to a 2% pace in 2019, with the fading effects of fiscal stimuli.8 However, we believe that many factors, such as heavy debt burden, rising wages, higher financial costs, a surprise in inflation, and most importantly, political and international developments, continue to make the late-cycle economy vulnerable to a recession. The biggest threat stems from the escalation of U.S.-China trade-related tensions, which appear to be broadening beyond trade and expanding to other countries. In our view, the “weaponization” of trade tariffs, most recently against Mexico, not only has the potential to seriously disrupt the U.S. supply chain, but may have a negative impact on business confidence and capital expenditures, which can tip the U.S. and global economies to a downturn. We still think that there is a marginally higher probability of no further tariff increases against China – but no immediate deal or tariff decrease, either – and headline risks accompany continued talk and generate a persistent drag on investor sentiment. However, we believe that the odds that the negotiations collapse entirely have increased meaningfully, with both sides entrenched. With the Mexican government delivering a very low-key response, we have hope that tariffs on Mexico can be avoided since, in our opinion, the negative consequences on the U.S. economy will be much more broad and immediate. China is a key driver for global growth and, to some extent, global capital markets. Despite signs of economic stabilization in China and many parts of the world, global growth momentum has yet to hit a trough, with data from Europe indicating further weakness. If China continues to stimulate its economy, and U.S.-China trade deal comes to fruition, we think that global growth may accelerate later in 2019. However, Chinese policymakers’ desire for deleveraging and its focus on domestic consumer spending can have a much different and less significant impact on the rest of the world, in our judgment.

The Fed is firmly on hold while its discussion of “price targeting” gave the market an impression of a dovish monetary policy tilt. If U.S. and global financial conditions tighten due to trade conflicts, the central bank may be forced by the market to cut its benchmark interest rate when business and consumer confidence decline. Conversely, if trade tariffs were to be assessed as proposed, we feel that the resulting higher inflation may present the Fed with a more difficult task of dealing with stagflation.9 The Fed’s dovish posture has enabled global central banks to open the doors to more monetary policy easing. In our view, the subsequent large yield-seeking inflows into global bond markets, particularly to the U.S., could continue to depress yields and make the absorption of the outsized U.S. Treasury supply much easier than had been anticipated. We have maintained the Fund’s neutral duration relative to that of the benchmark Bloomberg Barclays U.S. Aggregate Bond Index based on our expectation of continued dovish monetary policy from the Fed, anchored by gradually lower inflation. We believe that there are high hurdles for the Fed to reduce or raise interest rates, while the cuts priced into the market appear to be excessive. Nonetheless, we feel that myriad political risks warrant caution as interest-rate exposure can provide the Fund with a hedge against massive uncertainties. In addition to U.S.-China trade-related threats; we think there are other political risks that have the potential to disrupt the market, such as U.S. auto tariffs, Brexit, the populist political movement, sanctions on Iran, and the enactment of the United States-Mexico-Canada Agreement (USMCA) on trade.

In our view, the Fund’s performance has benefited from our belief that risk assets had broadly closed the gap to economic performance and became dependent on global economic growth accelerating later this year, and political and trade tensions remain muted. After we reduced risk and increased liquidity in the Fund on the basis of the relatively high valuations of many assets, we believe that the Fund is positioned well to take advantage of an uptick in market volatility. We are waiting on the “sidelines” until we see more visibility on the trade front, while monitoring its impact on growth and the Fed’s reaction function.10 We anticipate that inflation will remain subdued, even though unemployment continues to fall and wage growth has accelerated. However, with the threat of higher tariffs, we will intend to seek opportunities to increase the Fund’s allocation to Treasury Inflation Protected Securities (TIPs) as a hedge as the Fed remains fixated on bolstering inflation, in our opinion.

8	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.
9	Stagflation comprises slow economic growth and relatively high unemployment (economic stagnation), accompanied by rising prices (inflation).
10	The reaction function is a monetary policy tool that a central bank employs in response to some indicator of economic conditions.

16	2019 Semi-Annual Report

Aberdeen Total Return Bond Fund (Unaudited) (concluded)

We maintain our structural preference towards securitized products, especially housing-related issues. We believe that the strong U.S. labor market and household balance sheets are very supportive of residential MBS, where valuations have declined due to the Fed’s plan favoring Treasuries in its balance-sheet purchases. As we believe that there are increasing odds of a recession in 12 months, we are focused on high-quality and low-beta securities. We have continued to cover the Fund’s short positions in agency MBS, while seeking to reduce credit and liquidity risks. A cautious stance regarding corporate credits has been our modus operandi, given the pressure on corporate earnings amid threats of elevated leverage. At this stage of the business cycle, we think that security selection will be the key to the Fund’s performance in this market environment. In our judgment, the global banking sector still offers an attractive risk-reward profile, absent a global economic downturn. However, if we detect a further upswing in global risks, we will look to rotate more risk budgets11 to government securities.

We do not believe that the U.S. dollar will appreciate indiscriminately against nearly all currencies as it did in 2018. In our opinion, U.S. economic growth and yield advantages will compete with the Fed’s dovish monetary policy and elevated asset valuations to determine the U.S. dollar’s performance. We think that bonds in countries with accommodative monetary policy and strong fundamentals, especially in select emerging markets, can provide diversification12 and carry13 opportunities. We intend to employ hedged bond exposure in Asia and Europe to express our view on China’s policy outcomes, while we feel that assets in commodity-focused countries may benefit from a strong rebound in global growth.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares pay a rule 12b-1 distribution fee of up to 0.25%. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected in the performance of an index. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware which include those associated with fixed income securities, as well as increased susceptibility to adverse economic developments.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

11	Risk budgeting comprises the review of individual fund risk and return contributions and then reallocating assets in an effort to maximize performance.
12	Diversification does not ensure a profit or protect against a loss in a declining market.
13	Carry is a strategy of holding two offsetting positions in an effort to profit from a price difference.

2019 Semi-Annual Report	17

Aberdeen Total Return Bond Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2019)	Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	6.00%	4.49%	2.36%	4.16%
Institutional Class	6.17%	4.78%	2.62%	4.43%

†  Not annualized

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Total Return Bond Fund, Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The Barclays U.S. Aggregate Bond Index (the “U.S. Aggregate”) is a broad-based flagship benchmark that measures the investment grade, U.S. Dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, U.S. Aggregate eligible securities also contribute to the multi-currency Bloomberg Barclays Global Aggregate Bond Index and the Bloomberg Barclays U.S. Universal Index, which includes high yield and emerging markets debt.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

18	2019 Semi-Annual Report

Aberdeen Total Return Bond Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
U.S. Treasuries	20.0%
Corporate Bonds	18.8%
Agency Mortgage-Backed Securities	14.5%
U.S. Agencies	11.2%
Commercial Mortgage-Backed Securities	9.7%
Non-Agency Mortgage-Backed Securities	8.9%
Asset-Backed Securities	8.2%
Short-Term Investment	3.7%
Municipal Bonds	2.9%
Government Bonds	1.9%
Put Options Purchased	–%
Other Assets in Excess of Liabilities	0.2%
100.0%

Amounts listed as “–” are 0% or round to 0%.

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	6.4%
Electric Utilities	1.5%
Auto Manufacturers	1.3%
Pharmaceutical	1.3%
Energy Equipment & Services	1.0%
Aerospace & Defense	1.0%
Diversified Telecommunication Services	0.9%
Healthcare Providers & Services	0.8%
Diversified Financial Services	0.7%
Real Estate Investment Trust (REIT) Funds	0.6%
Other	84.5%
100.0%

Top Holdings*
U.S. Treasury Note 02/28/2021	4.4%
U.S. Treasury Bond 05/15/2048	2.6%
U.S. Treasury Bond 08/15/2048	2.0%
U.S. Treasury Note 12/31/2023	2.0%
U.S. Treasury Note 02/15/2029	1.7%
U.S. Treasury Note 01/15/2022	1.6%
U.S. Treasury Note 03/31/2024	1.5%
U.S. Treasury Bond 11/15/2048	1.4%
Government National Mortgage Association, MBS 05/20/2048	1.0%
HSBC Holdings PLC, (fixed rate to 09/12/2025, variable rate thereafter) 09/12/2026	1.0%
Other	80.8%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	92.5%
United Kingdom	2.9%
Supranational	1.0%
Norway	0.9%
Denmark	0.6%
Netherlands	0.5%
Italy	0.5%
China	0.5%
Belgium	0.4%
Other	0.2%
100.0%

2019 Semi-Annual Report	19

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (8.2%)
UNITED STATES (8.2%)
BMW Vehicle Lease Trust, Series 2017-2, Class A3, ABS (USD), 2.07%, 10/20/2020	$808,000	$805,731
Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3, ABS (USD), 1.92%, 04/07/2022	1,015,000	1,009,179
CNH Equipment Trust, Series 2017-A, Class A3, (USD), 2.07%, 05/16/2022	708,602	705,079
Daimler Trucks Retail Trust, Series 2018-1, Class A4, ABS (USD), 3.03%, 11/15/2024	1,005,000	1,009,906
Discover Card Execution Note Trust, Series 2016-A4, Class A4, (USD), 1.39%, 03/15/2022	985,000	980,540
Ford Credit Auto Lease Trust, Series 2017-B, Class A4 (USD), 2.17%, 02/15/2021	844,000	840,886
Ford Credit Auto Owner Trust, Series 2018-1, Class A (USD), 3.19%, 07/15/2031 (a)	846,000	844,714
GM Financial Automobile Leasing Trust 2018-3, Series 2018-3, Class C, ABS (USD), 3.70%, 07/20/2022	1,173,000	1,183,554
Hertz Vehicle Financing LLC 2018-3, Series 2018-3A, Class A, ABS, (USD), 4.03%, 07/25/2024 (a)	957,000	981,392
John Deere Owner Trust, Series 2017-B, Class A3, (USD), 1.82%, 10/15/2021	1,010,842	1,005,483
SLM Student Loan Trust Series 2011-2, Class A1, (USD), 1M USD LIBOR + 0.600%, 3.08%, 11/25/2027 (b)	457,573	459,010
Series 2013-2, Class A, (USD), 1M USD LIBOR + 0.450%, 2.93%, 09/25/2043 (b)	1,086,262	1,075,017
SLM Student Loan Trust 2012-3, Series 2012-3, Class A, ABS, (USD), 1M USD LIBOR + 0.650%, 3.13%, 12/27/2038 (b)	965,029	965,028
Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, (USD), 2.37%, 03/15/2023	942,000	939,436
Tesla Auto Lease Trust, Series 2018-A, Class D, ABS (USD), 3.30%, 05/20/2020	782,000	781,588
Towd Point Mortgage Trust 2018-4, Series 2018-4, Class A1, ABS, (USD), 3.00%, 06/25/2058 (a)(b)	708,604	698,641
Towd Point Mortgage Trust 2018-5, Series 2018-5, Class A1, ABS, (USD), 3.25%, 07/25/2058 (a)(b)	924,777	920,866
Towd Point Mortgage Trust 2018-6, Series 2018-6, Class A1A, ABS, (USD), 3.75%, 03/25/2058 (a)(b)	944,610	955,018
		16,161,068
Total Asset-Backed Securities		16,161,068

	Shares or Principal Amount	Value (US$)
COMMERCIAL MORTGAGE-BACKED SECURITIES (9.7%)
UNITED STATES (9.7%)
BANK 2019-BNK16, Series 2019-BN16, Class AS (USD), 4.27%, 02/15/2052	$631,661	$671,158
BBCMS Mortgage Trust 2018-C2, Series 2018-C2, Class AS, (USD), 4.62%, 12/15/2051 (b)	974,000	1,050,658
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A (USD), 3.53%, 10/15/2034 (a)	891,000	908,199
Chase Home Lending Mortgage Trust 2019-ATR1, Series 2019-ATR1, Class A3, CMO, (USD), 4.00%, 04/25/2049 (a)(b)	986,231	1,000,643
COMM 2014-LC15 Mortgage Trust, Series 2014-LC15, Class B, (USD), 4.60%, 04/10/2047 (b)	521,826	545,582
CSAIL 2016-C7 Commercial Mortgage Trust, Series 2016-C7, Class C, (USD), 4.53%, 11/15/2049 (b)	741,000	726,897
Federal National Mortgage Association, Series 2017-C07, Class 2M1, CMO, (USD), 3.13%, 05/25/2030 (b)	888,539	888,854
GS Mortgage Securities Corp. Trust Series 2012-SHOP, Class B (USD), 3.31%, 06/05/2031 (a)	1,023,000	1,022,847
Series 2017-GPTX, Class C (USD), 3.30%, 05/10/2034 (a)	775,000	762,603
JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX, Series 2012-CBX, Class AS (USD), 4.27%, 06/15/2045	1,199,000	1,241,513
JP Morgan Mortgage Trust 2015-IVR2, Series 2015-IVR2, Class A5, CMO, (USD), 2.78%, 01/25/2045 (a)(b)	605,124	600,649
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, Series 2012-C5, Class B, (USD), 4.44%, 08/15/2045 (b)	1,017,000	1,053,392
Morgan Stanley Capital I Trust Series 2017-CLS, Class A (USD), 3.17%, 11/15/2034 (a)(b)	881,000	880,172
Series 2018-H3, Class AS (USD), 4.43%, 07/15/2051	914,000	969,462
Morgan Stanley Capital I Trust 2018-H4, Series 2018-H4, Class C, (USD), 5.25%, 12/15/2051 (b)	1,039,000	1,098,331
New Residential Mortgage Loan Trust 2019-2, Series 2019-2A, Class A1, CMO, (USD), 4.25%, 12/25/2057 (a)(b)	493,333	507,159
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-WF1, Series 2005-WF1, Class 1A1, CMO, (USD), 5.65%, 03/25/2035 (b)	310,756	329,163
Sequoia Mortgage Trust 2018-CH4, Series 2018-CH4, Class A13, CMO, (USD), 4.50%, 10/25/2048 (a)(b)	816,250	850,623

See accompanying Notes to Financial Statements.

20	2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UNITED STATES (continued)
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class C (USD), 4.53%, 01/05/2043 (a)(b)	$820,000	$746,923
Series 2015-5AVE, Class D (USD), 4.53%, 01/05/2043 (a)(b)	341,000	291,941
WFRBS Commercial Mortgage Trust Series 2013-C11, Class B (USD), 3.71%, 03/15/2045 (b)	1,023,000	1,037,927
Series 2012-C9, Class AS (USD), 3.39%, 11/15/2045	991,000	996,488
Series 2012-C10, Class AS, (USD), 3.24%, 12/15/2045	996,000	993,585
		19,174,769
Total Commercial Mortgage-Backed Securities		19,174,769
NON-AGENCY MORTGAGE-BACKED SECURITIES (8.9%)
UNITED STATES (8.9%)
Agate Bay Mortgage Trust, Series 2014-3, Class B2, (USD), 3.82%, 11/25/2044 (a)(b)	744,146	757,721
CHL Mortgage Pass-Through Trust, Series 2005-21, Class A2 (USD), 5.50%, 10/25/2035	383,168	349,750
Citigroup Mortgage Loan Trust, Series 2005-11, Class A3 (USD), 1 year CMT + 2.400%, 4.99%, 11/25/2035 (b)	244,611	245,159
CSMC Trust, Series 2014-WIN2, Class B1, (USD), 3.99%, 10/25/2044 (a)(b)	1,354,816	1,401,893
Federal National Mortgage Association, Series 2018-C03, Class 1M1 (USD), 3.16%, 10/25/2030 (b)	537,843	537,906
Flagstar Mortgage Trust, Series 2017-2, Class B2, (USD), 4.13%, 10/25/2047 (a)(b)	1,219,053	1,239,398
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A6 (USD), 5.25%, 07/25/2035	392,883	408,924
IndyMac INDA Mortgage Loan Trust, Series 2005-AR2, Class 3A1 (USD), 4.21%, 01/25/2036 (b)	469,513	430,930
JP Morgan Mortgage Trust Series 16-1, Class A13 (USD), 3.50%, 05/25/2046 (a)(b)	626,470	614,983
Series 2005-A4, Class 3A1 (USD), 4.20%, 07/25/2035 (b)	207,135	210,928
Series 2005-A5, Class 2A2 (USD), 4.44%, 08/25/2035 (b)	486,999	505,045
Series 2006-S1, Class 2A6 (USD), 6.00%, 04/25/2036	533,065	563,717
Series 2013-1, Class B1 (USD), 3.53%, 03/25/2043 (a)(b)	813,409	823,254
Series 2014-IVR3, Class 3A1 (USD), 2.75%, 09/25/2044 (a)(b)	475,388	471,285

	Shares or Principal Amount	Value (US$)
Series 2016-5, Class A1 (USD), 2.64%, 12/25/2046 (a)(b)	$593,101	$587,011
Series 2017-1, Class A3, (USD), 3.50%, 01/25/2047 (a)(b)	47	47
Series 2018-6, Class B2 (USD), 4.00%, 12/25/2048 (a)(b)	993,600	990,697
New Residential Mortgage Loan Trust Series 2017-1A, Class A1, (USD), 4.00%, 02/25/2057 (a)(b)	802,825	820,457
Series 2017-2A, Class A3, (USD), 4.00%, 03/25/2057 (a)(b)	757,442	777,452
PHH Mortgage Trust, Series 2008-CIM1, Class 21A1 (USD), 6.00%, 05/25/2038	618,918	634,532
Sequoia Mortgage Trust Series 2017-CH1, Class A13, (USD), 4.00%, 08/25/2047 (a)(b)	595,833	608,190
Series 2017-CH2, Class A13 (USD), 4.00%, 12/25/2047 (a)(b)	902,867	917,030
Series 2018-6, Class A19 (USD), 4.00%, 07/25/2048 (a)(b)	1,021,967	1,032,900
Structured Asset Securities Corp., Series 2004-18H, Class A5 (USD), 4.75%, 10/25/2034	762,773	787,221
Thornburg Mortgage Securities Trust Series 2007-4, Class 2A1 (USD), 4.08%, 09/25/2037 (b)	405,821	407,207
Series 2007-4, Class 3A1 (USD), 4.07%, 09/25/2037 (b)	43,189	43,440
WaMu Mortgage Pass Through Certificates, Series 2005-AR7, Class A3 (USD), 4.11%, 08/25/2035 (b)	501,060	508,403
Wells Fargo Mortgage Backed Securities Trust, Series 2006-10, Class A4 (USD), 6.00%, 08/25/2036	381,008	379,057
WinWater Mortgage Loan Trust, Series 2015-2, Class B3, (USD), 3.91%, 02/20/2045 (a)(b)	610,701	618,502
		17,673,039
Total Non-Agency Mortgage-Backed Securities		17,673,039
CORPORATE BONDS (18.8%)
BELGIUM (0.4%)
Beverages (0.4%)
Anheuser-Busch InBev Worldwide, Inc. (USD), 5.45%, 01/23/2039	840,000	915,794
CHINA (0.5%)
Internet (0.5%)
Tencent Holdings Ltd. (USD), 3.58%, 04/11/2026 (a)	950,000	950,279
DENMARK (0.6%)
Commercial Banks (0.6%)
Danske Bank AS (USD), 5.00%, 01/12/2022 (a)	1,145,000	1,177,430

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	21

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
ITALY (0.5%)
Commercial Banks (0.5%)
UniCredit SpA (USD), 6.57%, 01/14/2022 (a)	$932,000	$982,150
NETHERLANDS (0.5%)
Semiconductors (0.5%)
NXP BV / NXP Funding LLC (USD), 5.35%, 03/01/2026 (a)	937,000	1,019,775
UNITED KINGDOM (2.9%)
Commercial Banks (2.9%)
Barclays PLC (USD), 1.00%, 05/07/2025	703,000	703,000
Barclays PLC, (fixed rate to 02/15/2022, variable rate thereafter) (USD), 4.61%, 02/15/2023	1,130,000	1,157,978
HSBC Holdings PLC, (fixed rate to 09/12/2025, variable rate thereafter) (USD), 4.29%, 09/12/2026	1,945,000	2,026,046
Lloyds Banking Group PLC (USD), 3.90%, 03/12/2024	524,000	534,175
Royal Bank of Scotland Group PLC, (fixed rate to 03/22/2024, variable rate thereafter) (USD), 4.27%, 03/22/2025	1,243,000	1,267,233
		5,688,432
UNITED STATES (13.4%)
Aerospace & Defense (1.0%)
United Technologies Corp. (USD), 6.05%, 06/01/2036	651,000	785,503
(USD), 6.13%, 07/15/2038	970,000	1,191,187
		1,976,690
Auto Manufacturers (1.3%)
Ford Holdings LLC (USD), 9.30%, 03/01/2030	1,290,000	1,595,294
General Motors Financial Co., Inc. (USD), 5.10%, 01/17/2024	1,000,000	1,058,443
		2,653,737
Commercial Banks (2.4%)
Bank of America Corp., (fixed rate to 04/23/2039, variable rate thereafter) (USD), 4.08%, 04/23/2040	980,000	981,347
Citigroup, Inc., (fixed rate to 03/20/2029, variable rate thereafter) (USD), 3.98%, 03/20/2030	1,485,000	1,512,183
Citizens Bank NA/Providence (USD), 3.75%, 02/18/2026	1,024,000	1,049,250
JPMorgan Chase & Co., (fixed rate to 04/23/2028, variable rate thereafter) (USD), 4.01%, 04/23/2029	1,166,000	1,197,990
		4,740,770
Diversified Financial Services (0.7%)
American Express Co. (USD), 3.40%, 02/27/2023	1,330,000	1,353,092

	Shares or Principal Amount	Value (US$)
Diversified Telecommunication Services (0.9%)
AT&T, Inc. (USD), 4.85%, 03/01/2039	$500,000	$511,375
Verizon Communications, Inc. (USD), 3.88%, 02/08/2029	1,262,000	1,305,872
		1,817,247
Electric Utilities (1.5%)
Edison International (USD), 2.13%, 04/15/2020	300,000	296,038
Entergy Texas, Inc. (USD), 4.00%, 03/30/2029	631,000	658,068
PSEG Power LLC (USD), 5.13%, 04/15/2020	480,000	490,085
Sempra Energy (USD), 1.63%, 10/07/2019	227,000	225,838
(USD), 2.40%, 02/01/2020	1,320,000	1,316,227
		2,986,256
Energy Equipment & Services (1.0%)
Energy Transfer Operating LP (USD), 6.25%, 04/15/2049	635,000	712,911
Western Midstream Operating LP (USD), 4.65%, 07/01/2026	1,270,000	1,325,140
		2,038,051
Healthcare Providers & Services (0.8%)
Quest Diagnostics, Inc. (USD), 3.45%, 06/01/2026	1,540,000	1,524,812
Insurance (0.6%)
Brighthouse Financial, Inc., Series WI (USD), 3.70%, 06/22/2027	1,280,000	1,183,476
Media (0.5%)
CBS Corp. (USD), 4.20%, 06/01/2029	959,000	972,147
Pharmaceutical (1.3%)
CVS Health Corp. (USD), 2.88%, 06/01/2026	1,845,000	1,743,047
Merck & Co., Inc. (USD), 4.00%, 03/07/2049	818,000	836,967
		2,580,014
Real Estate Investment Trust (REIT) Funds (0.6%)
American Tower Corp. (USD), 3.95%, 03/15/2029	1,239,000	1,245,817
Retail (0.2%)
Lowe’s Cos., Inc. (USD), 4.55%, 04/05/2049	369,000	374,928
Software (0.6%)
Electronic Arts, Inc. (USD), 4.80%, 03/01/2026	1,037,000	1,112,049
		26,559,086
Total Corporate Bonds		37,292,946
MUNICIPAL BONDS (2.9%)
UNITED STATES (2.9%)
CALIFORNIA (1.5%)
Los Angeles Unified School District General Obligation Unlimited Bonds (USD), 6.76%, 07/01/2034	880,000	1,179,191
Regents of the University of California Medical Center Pooled Revenue, Series H (USD), 6.55%, 05/15/2048	1,285,000	1,784,313
		2,963,504

See accompanying Notes to Financial Statements.

22	2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
UNITED STATES (continued)
CONNECTICUT (0.8%)
State of Connecticut General Obligation Unlimited Bonds, Series A (USD), 5.85%, 03/15/2032	$1,305,000	$1,560,584
PENNSYLVANIA (0.6%)
Pennsylvania State General Obligation Unlimited Bonds (Build America Bonds), Series B (USD), 4.65%, 02/15/2026	1,050,000	1,115,005
		5,639,093
Total Municipal Bonds		5,639,093
GOVERNMENT BONDS (1.9%)
NORWAY (0.9%)
Norway Government Bond (NOK), 1.75%, 09/06/2029 (a)	16,100,000	1,865,577
SUPRANATIONAL (1.0%)
International Finance Corp. (AUD), 2.80%, 08/15/2022	2,699,000	1,968,473
Total Government Bonds		3,834,050
U.S. AGENCIES (11.2%)
UNITED STATES (11.2%)
Federal Home Loan Mortgage Corp. Series K071, Class A2 (USD), 3.29%, 11/25/2027	1,039,000	1,065,186
Series K083, Class A2, (USD), 4.05%, 09/25/2028 (b)	552,094	598,311
Series K089, Class A2 (USD), 3.56%, 01/25/2029	619,556	647,772
Series 2016-HQA4, Class M2 (USD), 1M USD LIBOR + 1.300%, 3.78%, 04/25/2029 (b)	1,195,000	1,200,906
Series 2017-C06, Class 2M1 (USD), 1M USD LIBOR + 0.750%,, 3.23%, 02/25/2030 (b)	504,097	503,984
Series 2017-DNA3, Class M1, (USD), 3.23%, 03/25/2030 (b)	903,916	903,359
MBS (USD), 3.00%, 10/01/2046	830,599	824,683
Federal National Mortgage Association MBS, TBA (USD), 2.50%, 05/16/2034	1,479,000	1,463,458
MBS (USD), 3.00%, 08/01/2043	1,271,718	1,259,981
MBS (USD), 5.00%, 09/01/2048	880,956	928,850
MBS, TBA (USD), 4.00%, 06/13/2049	1,582,000	1,622,477
Government National Mortgage Association MBS (USD), 3.00%, 07/20/2043	1,699,933	1,699,316
MBS (USD), 3.50%, 03/20/2046	1,945,822	1,982,004
MBS (USD), 3.00%, 10/20/2046	1,954,704	1,953,995
MBS (USD), 4.50%, 06/20/2047	841,565	879,140
MBS (USD), 3.50%, 02/20/2048	968,832	983,512
MBS (USD), 4.00%, 05/20/2048	1,970,709	2,030,947
MBS (USD), 4.00%, 05/20/2048	1,558,692	1,607,009
		22,154,890
Total U.S. Agencies		22,154,890

	Shares or Principal Amount	Value (US$)
U.S. TREASURIES (20.0%)
UNITED STATES (20.0%)
Treasury Inflation Protected Security (USD), 0.50%, 01/15/2028 (c)	$2,012,783	$2,005,721
(USD), 0.88%, 01/15/2029 (c)	288	297
(USD), 0.88%, 02/15/2047 (c)	609,465	597,848
U.S. Treasury Bond (USD), 3.13%, 05/15/2048	4,963,900	5,142,290
(USD), 3.00%, 08/15/2048	3,982,600	4,027,249
(USD), 3.38%, 11/15/2048	2,583,200	2,808,322
U.S. Treasury Note (USD), 2.50%, 02/28/2021	8,672,100	8,703,943
(USD), 2.50%, 01/15/2022	3,143,800	3,163,940
(USD), 2.63%, 02/28/2023	1,613,700	1,635,132
(USD), 2.63%, 12/31/2023	3,950,000	4,009,558
(USD), 2.38%, 02/29/2024	370,000	371,691
(USD), 2.13%, 03/31/2024	2,885,000	2,863,588
(USD), 2.50%, 02/28/2026	883,200	889,237
(USD), 2.63%, 02/15/2029	3,326,300	3,360,213
		39,579,029
Total U.S. Treasuries		39,579,029
AGENCY MORTGAGE-BACKED SECURITIES (14.5%)
UNITED STATES (14.5%)
Federal Home Loan Mortgage Corp. (USD), 3.00%, 02/01/2032	951,595	959,182
(USD), 5.00%, 10/01/2041	399,784	430,426
(USD), 4.00%, 03/01/2042	963,654	998,110
(USD), 4.50%, 07/01/2042	1,446,797	1,538,376
(USD), 4.00%, 07/01/2046	1,357,931	1,414,798
(USD), 3.00%, 10/01/2046	1,264,534	1,252,589
(USD), 3.00%, 12/01/2046	923,692	914,252
(USD), 4.00%, 03/01/2047	822,661	848,860
(USD), 3.50%, 03/01/2048	980,645	997,766
(USD), 3.50%, 04/01/2048	1,367,702	1,392,850
Federal National Mortgage Association (USD), 3.00%, 01/01/2030	930,691	937,111
(USD), 4.50%, 07/01/2040	1,037,813	1,094,976
(USD), 4.00%, 11/01/2043	471,862	487,247
(USD), 3.50%, 06/01/2046	1,497,920	1,519,283
(USD), 3.50%, 06/01/2046	1,028,909	1,042,209
(USD), 4.50%, 09/01/2046	1,103,112	1,163,059
(USD), 3.00%, 10/01/2046	1,021,508	1,010,654
(USD), 4.00%, 02/01/2047	742,901	766,105
(USD), 3.00%, 03/01/2047	1,654,247	1,638,986
(USD), 3.50%, 12/01/2047	1,840,067	1,873,831
(USD), 3.50%, 01/01/2048	1,688,398	1,716,508
(USD), 3.50%, 02/01/2048	1,353,704	1,379,992
MBS (USD), 3.00%, 07/01/2045	1,051,282	1,044,893
MBS (USD), 4.00%, 01/01/2048	1,216,861	1,273,256
Government National Mortgage Association (USD), 4.50%, 12/20/2045	928,281	975,374
		28,670,693
Total Agency Mortgage-Backed Securities		28,670,693

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	23

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
PUT OPTIONS PURCHASED (0.0%)
UNITED STATES (0.0%)
U.S. Treasury 10 Year Bond Future (USD), 121.50%, 05/24/2019	$51,000	$2,391
Total Put Options Purchased		2,391
SHORT-TERM INVESTMENT (3.7%)
UNITED STATES (3.7%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (d)	7,383,889	7,383,889
Total Short-Term Investment		7,383,889
Total Investments (Cost $195,375,619) (e)—99.8%		197,565,857
Other Assets in Excess of Liabilities—0.2%		476,608
Net Assets—100.0%		$198,042,465

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)

Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)	Inflation linked security.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
AUD	Australian Dollar
CLP	Chilean Peso
CMT	Constant Maturity Treasury
COP	Colombian Peso
CZK	Czech Koruna
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PLC	Public Limited Company
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
USD	U.S. Dollar
ZAR	South African Rand

At April 30, 2019, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
LONG CONTRACT POSITIONS
United States Treasury Note 6%—2 year	101	06/28/2019	$ 21,446,983	$ 21,513,789	$ 66,806
United States Treasury Note 6%—5 year	40	06/28/2019	4,610,219	4,625,625	15,406
United States Treasury Note 6%—10 year	7	06/19/2019	864,609	865,703	1,094
United States Treasury Note 6%—Ultra Bond	35	06/19/2019	5,676,352	5,749,844	73,492
					$ 156,798
SHORT CONTRACT POSITIONS
United States Treasury Note 6%—10 year	(88)	06/19/2019	$(11,486,469)	$(11,596,750)	$(110,281)
United States Treasury Note 6%—Long Bond	(2)	06/19/2019	(292,562)	(294,937)	(2,375)
					$(112,656)
					$ 44,142

See accompanying Notes to Financial Statements.

24	2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Total Return Bond Fund

At April 30, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

							Unrealized
Purchase Contracts			Amount		Amount		Appreciation/
Settlement Date*	Counterparty		Purchased		Sold	Fair Value	(Depreciation)
Australian Dollar/United States Dollar
05/06/2019	Citibank	AUD	5,157,491	USD	3,674,619	$ 3,636,128	$ (38,491)
05/06/2019	Royal Bank of Canada	AUD	2,688,000	USD	1,917,640	1,895,090	(22,550)
Chilean Peso/United States Dollar
05/22/2019	Barclays Bank	CLP	1,315,610,000	USD	1,965,798	1,942,161	(23,637)
Colombian Peso/United States Dollar
05/03/2019	HSBC Bank	COP	6,330,673,000	USD	2,002,427	1,957,991	(44,436)
05/07/2019	Barclays Bank	COP	6,289,533,000	USD	2,028,555	1,944,825	(83,730)
Czech Koruna/United States Dollar
05/16/2019	Citibank	CZK	45,517,362	USD	1,991,613	1,992,345	732
Indonesian Rupiah/United States Dollar
06/20/2019	HSBC Bank	IDR	28,971,022,000	USD	2,016,779	2,024,285	7,506
07/05/2019	Citibank	IDR	28,299,902,000	USD	1,967,046	1,973,410	6,364
Japanese Yen/United States Dollar
06/07/2019	Citibank	JPY	231,350,000	USD	2,081,969	2,082,975	1,006
Mexican Peso/United States Dollar
05/09/2019	Citibank	MXN	37,723,327	USD	1,967,636	1,987,922	20,286
Norwegian Krone/United States Dollar
06/24/2019	Royal Bank of Canada	NOK	98,171,000	USD	11,571,181	11,402,529	(168,652)
South African Rand/United States Dollar
05/03/2019	Barclays Bank	ZAR	28,660,000	USD	2,012,870	2,003,495	(9,375)
Thai Baht/United States Dollar
06/10/2019	Citibank	THB	62,595,000	USD	1,981,576	1,962,357	(19,219)
						$36,805,513	$(374,196)

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	25

Statement of Investments (concluded)

April 30, 2019 (Unaudited)
Aberdeen Total Return Bond Fund

							Unrealized
Sale Contracts		Amount			Amount		Appreciation/
Settlement Date*	Counterparty	Purchased			Sold	Fair Value	(Depreciation)
United States Dollar/Australian Dollar
05/06/2019	Citibank	USD	5,150,198	AUD	7,126,723	$ 5,024,473	$ 125,725
05/06/2019	HSBC Bank	USD	512,862	AUD	718,769	506,745	6,117
07/24/2019	Citibank	USD	1,968,769	AUD	2,796,000	1,975,003	(6,234)
United States Dollar/Chilean Peso
05/22/2019	HSBC Bank	USD	1,994,104	CLP	1,315,610,000	1,942,161	51,943
United States Dollar/Colombian Peso
05/03/2019	HSBC Bank	USD	2,034,932	COP	6,330,673,000	1,957,991	76,941
05/07/2019	Goldman Sachs	USD	2,010,399	COP	6,289,533,000	1,944,825	65,574
United States Dollar/Czech Koruna
05/16/2019	Citibank	USD	2,004,440	CZK	45,517,362	1,992,345	12,095
United States Dollar/Indonesian Rupiah
06/20/2019	Citibank	USD	2,010,620	IDR	28,971,022,000	2,024,285	(13,665)
07/05/2019	Citibank	USD	1,959,148	IDR	28,299,902,000	1,973,410	(14,262)
United States Dollar/Japanese Yen
06/07/2019	Citibank	USD	2,091,147	JPY	231,350,000	2,082,975	8,172
United States Dollar/Mexican Peso
05/09/2019	HSBC Bank	USD	1,995,553	MXN	37,723,327	1,987,922	7,631
United States Dollar/Norwegian Krone
06/24/2019	Citibank	USD	9,522,335	NOK	81,092,000	9,418,809	103,526
06/24/2019	Royal Bank of Canada	USD	3,902,562	NOK	33,236,000	3,860,350	42,212
United States Dollar/South African Rand
05/03/2019	Barclays Bank	USD	2,052,522	ZAR	28,660,000	2,003,495	49,027
United States Dollar/Thai Baht
06/10/2019	Citibank	USD	1,967,487	THB	62,595,000	1,962,357	5,130
						$40,657,146	$ 519,932
Unrealized appreciation on forward foreign currency exchange contracts							$ 589,987
Unrealized depreciation on forward foreign currency exchange contracts							(444,251)

*     Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

26	2019 Semi-Annual Report

Aberdeen Global High Income Fund (Unaudited)

Aberdeen Global High Income Fund (Institutional Class shares net of fees) returned 3.89% for the six-month period ending April 30, 2019, versus the 6.00% return of its benchmark, the ICE Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index (hedged to U.S. dollars), during the same period.

The six-month period ended April 30, 2019, was one of the most volatile that the global high-yield market had experienced in several years. After U.S. high yield credit spreads, as measured by the ICE BofA ML U.S. High Yield Index,1 narrowed in October 2018, the last two months of the year were punctuated by steady spread-widening, with the peak spreads nearing 550 basis points (bps) – the widest level in nearly three years. Myriad factors, including relatively mixed economic data, concerns that the U.S. Federal Reserve (Fed) was making a policy mistake by raising interest rates, the U.S. government shutdown from December 2018 to January 2019, falling oil prices, and trade tensions drove the sell-off. The confidence-sapping dispute between the European Commission and Italy was reflected in economic data that suggested that Italy had entered a technical recession. The UK continued its attempts to withdraw from the European Union (EU), but this continued to act as a handbrake on economic activity and investment. France saw protests from the “gilets jaunes” (yellow vests)2 movement and the industrial production and export data from Germany indicated notable economic deterioration. The global high-yield market also was hampered by large retail fund outflows from the asset class as investors rotated out of fixed-rate high-yield securities into floating-rate leveraged loans. Additionally, as it was near the end of the 2018 calendar year, neither other investors nor brokers were willing to take risk on their books.

Once into 2019, with a seemingly coordinated dovish monetary policy shifts from the Fed, the European Central Bank (ECB) and the People’s Bank of China (PBOC), global high-yield markets recovered. In January and February 2019, the ICE BofA ML Global High Yield Constrained Index posted its strongest two-month rally in its history. The upturn was supported by money rotating out of floating-rate leveraged loan funds and back into fixed-rate high-yield issues combined with very low new issuance in the market, which drove a strong technically driven rally. Lower-quality bonds lagged the market upsurge, resulting in a decompression in credit spreads between CCC and BB rated bonds, which in our view indicated the reluctance of investors to dip into lower quality credits despite the rally. Notwithstanding the escalating trade negotiations between China and the U.S., the ICE BofA ML Global High Yield Constrained Index continued to move higher through the end of the April 2019, ending with a spread of around 350 bps – among the lowest of the year and the reporting period.

The Fund’s performance relative to its benchmark, the ICE BofA ML Global High Yield Constrained Index, for the six-month period ending April 30, 2019, was hampered by positions in global wind turbine producer Senvion S.A., lottery and gaming operator Intralot S.A., and rent-to-own retailer BrightHouse Group plc.

Senvion encountered financial difficulties following operational issues on the execution of several large projects. Despite a rights issue in the summer of 2018, we thought that the company was heading towards a restructuring. Consequently, we exited the Fund’s holding in the bonds during the reporting period. Intralot’s bond prices fell after the company unexpectedly lost the rights to manage the Turkey Lottery. We subsequently sold the Fund’s holding in the company’s bonds given the risks of a restructuring of its capital structure3. BrightHouse Group’s operating results recently have been hampered by investors’ concerns about the departure of the company’s former chief executive officer, Hamish Paton, in Marc in 2019.

Conversely, the Fund’s relative performance for the reporting period was bolstered by holdings in Swedish diesel refinery company Preem Evolution Diesel, Brazilian state-owned oil company Petróleo Brasileiro S.A. (Petrobras), and supermarket chain operator Albertsons Companies Inc.

Shares of Preem Evolution Diesel rose as the company benefited from strong refining margins over the reporting period. The stock price of Petrobras moved higher during the period as the company reduced debt and the election of Jair Bolsonaro as Brazil’s president, whom investors generally view as having a market-friendly agenda. Albertson Companies posted relatively strong results for the third and fourth quarters of its 2018 fiscal year. The company benefited mainly from generally better-than-expected same-store sales and improved margins attributable primarily to retail gasoline sales.

The Fund’s average credit quality improved over the quarter with BB rated4 issues increasing from 33% to 43% of Fund assets and a decline in B rated securities to 41% from 51%. The Fund’s weighting in bonds rated CCC and below decreased to 10% (from 14%) and BBB issues increased by three percentage points to 4%. Overall, this was an unusually active period for the Fund in terms of trading as we reduced its risk positioning over the reporting period.

During the reporting period, we initiated positions in educational software company Ascend Learning LLC; diversified financial services company Bank of America Corp.; building products distributors Tecnoglass Inc. and Builders FirstSource Inc.; energy services providers

1	The ICE Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of below-investment-grade, US-dollar-denominated corporate bonds publicly issued in the U.S. domestic market.
2	“Yellow vest” refers to a populist, grassroots political movement seeking economic justice that began in France in October 2018.
3

The capital structure comprises a firm’s financing plan for its overall operations and growth through the use of different sources of funds. Debt comes in the form of bond issues or long-term notes payable.

4

S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2019 Semi-Annual Report	27

Aberdeen Global High Income Fund (Unaudited) (continued)

Calfrac Well Services Ltd. and USA Compression Partners LLC; healthcare services providers Centene Corp., DaVita Inc., HCA Healthcare Inc., and Encompass Health Corp. (formerly Healthsouth Inc.); homebuilder Century Communities Inc.; industrial equipment manufacturer Colfax Corp.; marketing services company Cimpress N.V.; diversified telecommunications company Consolidated Communications Holdings, Inc.; network infrastructure company Commscope Inc.; seafood distributor Clearwater Seafoods Inc.; CyrusOne Inc., a data center-focused real estate investment trust (REIT); oil and natural gas companies Diamondback Energy Inc., Parsley Energy Inc., and SM Energy Co.; satellite television company Dish Network Corp.; automaker General Motors Corp.; visual media company Getty Images Inc.; broadcast television company Gray Television Inc.; digital media company J2 Cloud Services, LLC; internet streaming services provider Netflix Inc.; (media), glass products manufacturer Owens Illinois Inc.; IT services companies Pitney Bowes Inc. and Xerox Corp.; theme park operator Six Flags Entertainment Corp.; office products retailer Staples Inc.; pharmaceutical firm Teva Pharmaceuticals Industries Ltd.; and Swiss cable television services company UPC.

We exited the Fund’s positions in several companies over the reporting period as we believed that they had relatively high valuations. These included Albertsons Companies; auto rental company Avis Budget Group Inc.; packaging company BWAY Corp.; gaming operator Golden Nugget Inc.; building materials distributors Hardwoods Inc. and TopBuild Corp.; oil and gas companies Hilcorp Energy Co.; and Nostrum Oil & Gas plc; financial services company Nationstar Holdings; energy services provider Shelf Drilling Ltd.; coal producer and exporter Warrior Met Coal Inc.; equipment rental company United Rentals Inc.; aerospace components manufacturer TransDigm Group Inc.; and software services company Tempo Technologies.

Additionally, we exited several of the Fund’s positions as we believed that they had relatively weak business outlooks: diversified telecommunications company Frontier Communications Corp.; luxury goods retailer Neiman Marcus Group Inc.; mining company Nyrstar N.V.; oil and gas company Sanchez Energy Corp. and business process automation software and services company Exela Technologies Inc. The bonds of office products retailer Staples Inc. rallied as the company announced a refinancing of the entire capital structure. We sold the Fund’s holding in the bonds following a period of strong performance and also participated in Staples’ new bond issue.

In terms of sectors, the Fund’s exposure to technology increased to 8% of assets from 4% as we found what we believe were attractive new issues and secondary opportunities. The Fund’s weighting in the media non-cable sector rose by nearly three percentage points to 4% due primarily to the addition of positions in Netflix and Gray Television. The exposure to consumer cyclicals declined to 12% from 15% due to several sales of bonds in that sector.

The global high-yield market rally for the year to date ended in May 2019, shortly after the end of the reporting period. The trade war with China came to a head and, along with mixed economic data and increased political concerns in Europe, led to spread-widening particularly for CCC rated issues. We think that this validated our decision not to add lower-risk credits to the Fund despite their seemingly attractive spread pick-up versus their higher-quality counterparts. We believe that market technicals in the global high-yield market also have become more challenging, with an increase in issuance and significant outflows from the asset class.

The Fund employs derivatives, including foreign exchange forwards5 and credit default swaps.6 The Fund utilizes foreign exchange forwards to hedge its exposure to changes in the value of its holdings due to movements in currency exchange rates. The Fund can use credit default swaps to gain, or hedge, exposure to specific companies. The Fund may also employ credit default swap indices primarily for the purpose of managing market exposure. The use of derivatives did not have a significant impact on the Fund’s absolute total return during the six month period ended April 30, 2019.

We believe that the market may remain volatile over the next several months, with trade issues with China seemingly more complex and an agreement becoming more difficult. Even after the recent widening in credit spreads in the global high-yield market, we do not think that valuations properly reflect the environment, particularly when we anticipate that volatility will remain elevated. At this point in the market cycle, we believe that the risk/return profiles of the bonds of lower-quality companies generally are not attractive. We have used the recent market strength to take profits from bond holdings that have rallied and, in our view, are less attractive. We have exited the Fund’s positions in companies for which we are incrementally more concerned about credit risk. Overall, we maintain the Fund’s underweight exposure to risk at current valuations, while seeking to generate positive performance in what we feel are high-quality companies with robust cash-flow profiles. However, we anticipate that there may be bouts of volatility that will allow us to purchase high-quality issues at what we deem to be attractive levels.

Portfolio Management:

Aberdeen Global High Yield Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares pay a rule 12b-1 distribution fee of up to 0.25%. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

5	A foreign exchange forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.
6	A credit default swap is a financial derivative or contract that allows an investor to “swap” or offset their credit risk with that of another investor.

28	2019 Semi-Annual Report

Aberdeen Global High Income Fund (Unaudited) (concluded)

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected in the performance of an index. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Non-investment-grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher-rated securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2019 Semi-Annual Report	29

Aberdeen Global High Income Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2019)	Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	3.83%	3.32%	1.67%	7.79%
Institutional Class	3.89%	3.49%	1.92%	8.07%

†     Not annualized

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global High Income Fund, ICE BofA Merrill Lynch Global High Yield Constrained Index (Hedged to USD) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The ICE BofA Merrill Lynch Global High Yield Constrained Index (Hedged to USD) tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or eurobond markets but caps issuer exposure at 2%.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

30	2019 Semi-Annual Report

Aberdeen Global High Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Corporate Bonds	94.0%
Short-Term Investment	2.5%
Bank Loans	2.3%
Common Stocks	0.1%
Other Assets in Excess of Liabilities	1.1%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Media	9.8%
Diversified Telecommunication Services	9.6%
Oil, Gas & Consumable Fuels	6.9%
Commercial Banks	6.5%
Healthcare Providers & Services	5.3%
Pharmaceutical	3.7%
Computers & Peripherals	3.5%
Packaging & Containers	2.9%
Software	2.7%
Home Builders	2.7%
Other	46.4%
100.0%

Top Holdings*
CCO Holdings LLC / CCO Holdings Capital Corp. 02/15/2026	1.8%
Petrobras Global Finance BV 01/27/2025	1.4%
Cheniere Corpus Christi Holdings LLC 03/31/2025	1.2%
Netflix, Inc. 05/15/2029	1.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 05/15/2024	1.0%
HCA, Inc. 02/15/2026	1.0%
Tenet Healthcare Corp. 07/15/2024	1.0%
Teva Pharmaceutical Finance Netherlands III BV 10/01/2026	1.0%
Bank of America Corp., (fixed rate to 03/10/2026,
variable rate thereafer), Series DD, 03/10/2026	1.0%
IWH UK Midco Limited, 2017 Term Loan B 01/31/2025	1.0%
Other	88.5%
100.0%

*    For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	62.2%
United Kingdom	5.5%
Netherlands	3.3%
Luxembourg	3.0%
Brazil	2.3%
Canada	1.5%
Mexico	1.5%
Italy	1.4%
Republic of Ireland	1.4%
Turkey	1.2%
Other	16.7%
100.0%

2019 Semi-Annual Report	31

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (94.0%)
ARGENTINA (0.9%)
IRSA Propiedades Comerciales SA (USD), 8.75%, 03/23/2023 (a)	$535,000	$495,544
Telecom Argentina SA (USD), 6.50%, 06/15/2021 (a)	1,031,000	975,037
Transportadora de Gas del Sur SA (USD), 6.75%, 05/02/2025 (a)	575,000	520,375
		1,990,956
AUSTRALIA (0.4%)
Mineral Resources Ltd. (USD), 8.13%, 05/01/2027 (a)	817,000	837,997
BRAZIL (2.3%)
Marfrig Holdings Europe BV (USD), 8.00%, 06/08/2023 (a)	1,585,000	1,646,815
Petrobras Global Finance BV
(USD), 5.30%, 01/27/2025	2,985,000	3,065,595
(USD), 8.75%, 05/23/2026	500,000	599,400
		5,311,810
CANADA (1.5%)
Bombardier, Inc.
(USD), 7.50%, 03/15/2025 (a)	1,110,000	1,114,163
(USD), 7.88%, 04/15/2027 (a)	269,000	270,681
Calfrac Holdings LP (USD), 8.50%, 06/15/2026 (a)	1,250,000	1,037,500
Clearwater Seafoods, Inc. (USD), 6.88%, 05/01/2025 (a)	1,125,000	1,113,750
		3,536,094
CHILE (0.5%)
Latam Finance Ltd. (USD), 6.88%, 04/11/2024 (a)	1,172,000	1,206,562
CONGO (0.3%)
HTA Group Ltd. (USD), 9.13%, 03/08/2022 (a)	560,000	584,091
DENMARK (0.4%)
DKT Finance ApS (USD), 9.38%, 06/17/2023 (a)	921,000	996,983
DOMINICAN REPUBLIC (0.4%)
AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad It (USD), 7.95%, 05/11/2026 (a)	765,000	813,769
EL SALVADOR (0.2%)
AES El Salvador Trust II (USD), 6.75%, 03/28/2023 (a)	500,000	485,000
FRANCE (0.4%)
Altice France SA (USD), 7.38%, 05/01/2026 (a)	978,000	990,836
GEORGIA (0.2%)
Bank of Georgia JSC (USD), 6.00%, 07/26/2023 (a)	500,000	507,736

	Shares or Principal Amount	Value (US$)
GERMANY (1.1%)
Nidda BondCo GmbH (EUR), 5.00%, 09/30/2025 (a)	$305,000	$335,779
Nidda Healthcare Holding GmbH (EUR), 3.50%, 09/30/2024 (a)	623,000	713,990
PrestigeBidCo GmbH (EUR), 6.25%, 12/15/2023 (a)	837,000	992,713
Tele Columbus AG (EUR), 3.88%, 05/02/2025 (a)	533,000	572,765
		2,615,247
GREECE (0.1%)
Intralot Capital Luxembourg SA (EUR), 5.25%, 09/15/2024 (a)	284,000	160,515
GUATEMALA (0.2%)
Industrial Senior Trust (USD), 5.50%, 11/01/2022 (a)	500,000	505,625
INDIA (0.7%)
Vedanta Resources PLC (USD), 6.13%, 08/09/2024 (a)	1,776,000	1,604,823
ISRAEL (1.0%)
Teva Pharmaceutical Finance Netherlands III BV (USD), 3.15%, 10/01/2026	2,755,000	2,311,421
ITALY (1.4%)
Telecom Italia Capital SA (USD), 6.00%, 09/30/2034	1,950,000	1,803,750
Wind Tre SpA (USD), 5.00%, 01/20/2026 (a)	1,606,000	1,467,884
		3,271,634
JAMAICA (0.4%)
Digicel Group One Ltd. (USD), 8.25%, 12/30/2022	930,000	612,405
Digicel Group Two Ltd. (USD), 8.25%, 09/30/2022 (a)	765,000	298,350
		910,755
JERSEY (0.9%)
LHC3 PLC (EUR), 4.13%, 08/15/2024 (a)(b)	784,000	896,348
Newday Bondco PLC (GBP), 7.38%, 02/01/2024 (a)	975,000	1,221,850
		2,118,198
LUXEMBOURG (3.0%)
Altice Financing SA (USD), 7.50%, 05/15/2026 (a)	1,960,000	1,989,400
Altice Finco SA (USD), 8.13%, 01/15/2024 (a)	950,000	983,250
ARD Finance SA (USD), 7.13%, 09/15/2023 (b)	1,200,000	1,201,500
Galapagos SA (EUR), 5.38%, 06/15/2021 (a)	1,500,000	1,394,206
Kleopatra Holdings 1 SCA (EUR), 8.50%, 06/30/2023 (a)(b)	797,243	456,089
Matterhorn Telecom Holding SA (EUR), 4.88%, 05/01/2023 (a)	717,000	809,817
		6,834,262

See accompanying Notes to Financial Statements.

32	2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
MAURITIUS (0.5%)
Liquid Telecommunications Financing PLC (USD), 8.50%, 07/13/2022 (a)	$1,150,000	$1,160,241
MEXICO (1.5%)
CEMEX Finance LLC (USD), 6.00%, 04/01/2024 (a)	1,085,000	1,117,984
Cemex SAB de CV (USD), 7.75%, 04/16/2026 (a)	1,055,000	1,152,587
Elementia SAB de CV (USD), 5.50%, 01/15/2025 (a)	611,000	588,087
Grupo Posadas SAB de CV (USD), 7.88%, 06/30/2022 (a)	575,000	567,813
		3,426,471
NETHERLANDS (3.0%)
Cimpress NV (USD), 7.00%, 06/15/2026 (a)	1,130,000	1,115,988
ING Groep NV, (fixed rate to 04/16/2025, variable rate thereafter) (USD), 6.50%, 04/16/2025 (c)	2,027,000	2,046,662
Lincoln Financing SARL
(EUR), 3.63%, 04/01/2024 (a)	743,000	854,391
(EUR), 3.88%, 04/01/2024 (a)(d)	166,000	188,006
UPCB Finance VII Ltd. (EUR), 3.63%, 06/15/2029 (a)	1,266,000	1,489,169
Ziggo BV (USD), 5.50%, 01/15/2027 (a)	1,300,000	1,296,750
		6,990,966
NIGERIA (1.0%)
IHS Netherlands Holdco BV (USD), 9.50%, 10/27/2021 (a)	1,075,000	1,112,799
United Bank for Africa PLC (USD), 7.75%, 06/08/2022 (a)	575,000	595,769
Zenith Bank PLC (USD), 7.38%, 05/30/2022 (a)	596,000	622,820
		2,331,388
PANAMA (0.4%)
C&W Senior Financing DAC (USD), 6.88%, 09/15/2027 (a)	879,000	879,870
REPUBLIC OF IRELAND (1.4%)
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
(USD), 7.25%, 05/15/2024 (a)	2,235,000	2,354,684
(GBP), 4.75%, 07/15/2027 (a)	656,000	832,833
		3,187,517
RUSSIA (0.7%)
GTLK Europe DAC (USD), 5.95%, 07/19/2021 (a)	500,000	512,000
Sberbank of Russia Via SB Capital SA (USD), 6.13%, 02/07/2022 (a)	1,030,000	1,089,122
		1,601,122
SOUTH AFRICA (0.9%)
Sappi Papier Holding GmbH (USD), 7.50%, 06/15/2032 (a)	2,017,000	2,027,085

	Shares or Principal Amount	Value (US$)
SPAIN (1.1%)
Cirsa Finance International Sarl (USD), 7.88%, 12/20/2023 (a)	$402,000	$416,127
Codere Finance 2 Luxembourg SA, (EUR), 6.75%, 11/01/2021 (a)	866,000	929,239
Haya Finance 2017 SA (EUR), 5.25%, 11/15/2022 (a)	1,099,000	1,060,069
		2,405,435
SWEDEN (1.1%)
Unilabs Subholding AB (EUR), 5.75%, 05/15/2025 (a)	1,500,000	1,698,801
Verisure Holding AB (EUR), 3.50%, 05/15/2023 (a)	700,000	814,280
		2,513,081
SWITZERLAND (0.6%)
UBS Group Funding Switzerland AG, (fixed rate to 02/19/2025, variable rate thereafter) (USD), 7.00%, 02/19/2025 (a)(c)	1,339,000	1,437,751
TURKEY (1.2%)
Akbank Turk AS, (fixed rate to 03/16/2022, variable rate thereafter) (USD), 7.20%, 03/16/2027 (a)	949,000	772,723
KOC Holding (USD), 5.25%, 03/15/2023 (a)	820,000	780,771
Turk Telekomunikasyon (USD), 4.88%, 06/19/2024 (a)	740,000	663,321
Turkiye Garanti Bankasi (USD), 5.88%, 03/16/2023 (a)	200,000	186,850
Turkiye Garanti Bankasi AS (USD), 5.25%, 09/13/2022 (a)	450,000	419,924
		2,823,589
UKRAINE (0.3%)
MHP Lux SA (USD), 6.95%, 04/03/2026 (a)	619,000	590,249
UNITED KINGDOM (3.5%)
BrightHouse Finco Ltd., PIK, (GBP), 9.00%, 05/15/2023 (a)(b)	725,503	473,028
CYBG PLC, (fixed rate to 12/08/2022, variable rate thereafter) (GBP), 8.00%, 12/08/2022 (a)(c)	1,065,000	1,375,970
Galaxy Finco Ltd. (GBP), 7.88%, 11/15/2021 (a)	1,600,000	2,029,025
KCA Deutag UK Finance PLC (USD), 9.63%, 04/01/2023 (a)	895,000	762,988
Royal Bank of Scotland Group PLC, (fixed rate to 08/15/2021, variable rate thereafter) (USD), 8.63%, 08/15/2021 (c)	1,200,000	1,290,000
TVL Finance PLC (GBP), 8.50%, 05/15/2023 (a)	713,600	972,293
Virgin Media Secured Finance PLC (GBP), 5.50%, 01/15/2025 (a)	867,600	1,161,331
		8,064,635
UNITED STATES (59.6%)
ACI Worldwide, Inc. (USD), 5.75%, 08/15/2026 (a)	1,854,000	1,916,572
Alliance Data Systems Corp. (USD), 5.88%, 11/01/2021 (a)	1,850,000	1,889,312

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	33

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
AMC Entertainment Holdings, Inc. (GBP), 6.38%, 11/15/2024	$1,534,000	$2,000,056
Apergy Corp. (USD), 6.38%, 05/01/2026	1,536,000	1,585,920
Ascend Learning LLC (USD), 6.88%, 08/01/2025 (a)	423,000	429,874
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
(USD), 6.38%, 04/01/2024 (a)	773,000	803,920
(USD), 5.25%, 03/15/2025 (a)	423,000	419,828
Banff Merger Sub, Inc.
(EUR), 8.38%, 09/01/2026 (a)	215,000	245,275
(USD), 9.75%, 09/01/2026 (a)	955,000	957,388
Bank of America Corp., (fixed rate to 03/10/2026, variable rate thereafer), Series DD, (USD), 6.30%, 03/10/2026 (c)	2,085,000	2,277,862
Bausch Health Americas, Inc. (USD), 8.50%, 01/31/2027 (a)	1,986,000	2,163,499
Bausch Health Cos, Inc. (USD), 7.00%, 03/15/2024 (a)	885,000	932,569
Bausch Health Cos. Inc. (EUR), 4.50%, 05/15/2023 (a)	1,020,000	1,153,807
Berry Global, Inc. (USD), 4.50%, 02/15/2026 (a)	236,000	228,920
Bruin E&P Partners LLC (USD), 8.88%, 08/01/2023 (a)	951,000	898,695
Builders FirstSource, Inc. (USD), 5.63%, 09/01/2024 (a)	1,192,000	1,194,980
Calpine Corp. (USD), 5.25%, 06/01/2026 (a)	1,230,000	1,231,537
CCO Holdings LLC / CCO Holdings Capital Corp. (USD), 5.75%, 02/15/2026 (a)	4,030,000	4,209,335
Centene Corp. (USD), 5.38%, 06/01/2026 (a)	1,105,000	1,149,454
Century Communities, Inc. (USD), 5.88%, 07/15/2025	1,850,000	1,836,125
CenturyLink, Inc., Series V (USD), 5.63%, 04/01/2020	1,075,000	1,093,813
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. (USD), 5.75%, 03/01/2025 (a)	1,700,000	1,685,125
Cheniere Corpus Christi Holdings LLC (USD), 5.88%, 03/31/2025	2,605,000	2,806,887
Cheniere Energy Partners LP, Series WI (USD), 5.25%, 10/01/2025	419,000	427,380
Chesapeake Energy Corp. (USD), 8.00%, 01/15/2025	1,065,000	1,078,313
Colfax Corp.
(USD), 6.00%, 02/15/2024 (a)	317,000	329,284
(USD), 6.38%, 02/15/2026 (a)	601,000	636,309
Commercial Metals Co. (USD), 5.75%, 04/15/2026	1,241,000	1,253,410
CommScope, Inc.
(USD), 6.00%, 03/01/2026 (a)	1,396,000	1,478,015
(USD), 8.25%, 03/01/2027 (a)	314,000	339,120
Consolidated Communications, Inc. (USD), 6.50%, 10/01/2022	1,610,000	1,527,487
CSC Holdings LLC
(USD), 6.63%, 10/15/2025 (a)	753,000	800,063
(USD), 10.88%, 10/15/2025 (a)	1,925,000	2,213,750
(USD), 6.50%, 02/01/2029 (a)	1,092,000	1,172,535

	Shares or Principal Amount	Value (US$)
CyrusOne LP / CyrusOne Finance Corp. (USD), 5.38%, 03/15/2027	$1,075,000	$1,112,625
DaVita, Inc.
(USD), 5.13%, 07/15/2024	1,120,000	1,120,000
(USD), 5.00%, 05/01/2025	480,000	469,651
Dell International LLC / EMC Corp.
(USD), 5.88%, 06/15/2021 (a)	583,000	593,717
(USD), 6.02%, 06/15/2026 (a)	435,000	471,308
(USD), 5.30%, 10/01/2029 (a)	1,962,000	2,022,429
Diamond BC BV (EUR), 5.63%, 08/15/2025 (a)	833,000	895,987
Diamondback Energy, Inc. (USD), 5.38%, 05/31/2025	2,060,000	2,149,631
DISH DBS Corp. (USD), 5.88%, 07/15/2022	1,160,000	1,131,812
Encompass Health Corp. (USD), 5.13%, 03/15/2023	1,095,000	1,107,319
Energizer Gamma Acquisition BV (EUR), 4.63%, 07/15/2026 (a)	695,000	802,025
Exela Intermediate LLC / Exela Finance, Inc. (USD), 10.00%, 07/15/2023 (a)	1,001,000	1,009,438
First Data Corp. (USD), 5.75%, 01/15/2024 (a)	665,000	685,366
GCI LLC (USD), 6.88%, 04/15/2025	660,000	691,350
General Motors (Escrow Shares)
(USD), 8.80%, 03/01/2049 (f)(g)	7,200,000	–
(USD), 8.38%, 07/15/2049 (f)(g)	3,550,000	–
General Motors Financial Co., Inc., (fixed rate to 09/30/2027, variable rate thereafter), Series A, (USD), 5.75%, 09/30/2027 (c)	1,163,000	1,087,405
Getty Images, Inc. (USD), 9.75%, 03/01/2027 (a)	1,142,000	1,161,985
Goodyear Tire & Rubber Co. (The) (USD), 5.00%, 05/31/2026	975,000	947,815
Graham Holdings Co. (USD), 5.75%, 06/01/2026 (a)	1,364,000	1,428,790
Gray Television, Inc. (USD), 7.00%, 05/15/2027 (a)	973,000	1,050,536
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. (USD), 7.38%, 12/15/2023 (a)	400,000	391,000
Harland Clarke Holdings Corp.
(USD), 6.88%, 03/01/2020 (a)	1,075,000	1,058,875
(USD), 8.38%, 08/15/2022 (a)	1,060,000	940,750
HCA, Inc.
(USD), 7.50%, 02/15/2022	1,020,000	1,122,000
(USD), 5.88%, 02/15/2026	2,185,000	2,354,337
(USD), 5.88%, 02/01/2029	72,000	77,490
Iron Mountain, Inc. (USD), 5.25%, 03/15/2028 (a)	1,160,000	1,142,600
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. (USD), 6.00%, 07/15/2025 (a)	1,584,000	1,651,320
JBS USA LUX SA / JBS USA Finance, Inc. (USD), 5.75%, 06/15/2025 (a)	1,125,000	1,150,312
JPMorgan Chase & Co., (fixed rate to 11/01/2022, variable thereafter), Series CC (USD), 4.63%, 11/01/2022 (c)	1,975,000	1,872,863
Lennar Corp. (USD), 4.50%, 04/30/2024	1,839,000	1,875,780
MDC Holdings, Inc. (USD), 6.00%, 01/15/2043	1,350,000	1,188,000
Meredith Corp. (USD), 6.88%, 02/01/2026	2,053,000	2,135,120
Meritage Homes Corp. (USD), 6.00%, 06/01/2025	1,212,000	1,284,720

See accompanying Notes to Financial Statements.

34	2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
MGM Resorts International
(USD), 4.63%, 09/01/2026	$1,760,000	$1,741,872
(USD), 5.50%, 04/15/2027	228,000	235,125
Moss Creek Resources Holdings, Inc. (USD), 7.50%, 01/15/2026 (a)	1,509,000	1,380,735
Motors Liquidation Co. (MPM Escrow Shares) (USD), 8.88%, 10/15/2020 (f)(g)	14,578,000	–
MPT Operating Partnership LP / MPT Finance Corp. (USD), 5.00%, 10/15/2027	1,133,000	1,135,833
Netflix, Inc.
(USD), 5.88%, 11/15/2028	820,000	865,100
(USD), 6.38%, 05/15/2029 (a)	2,355,000	2,572,837
New Enterprise Stone & Lime Co., Inc. (USD), 10.13%, 04/01/2022 (a)	1,805,000	1,848,771
Nine Energy Service, Inc. (USD), 8.75%, 11/01/2023 (a)	406,000	419,195
Novelis Corp. (USD), 5.88%, 09/30/2026 (a)	775,000	787,594
NRG Energy, Inc.
(USD), 6.25%, 05/01/2024	955,000	985,751
(USD), 7.25%, 05/15/2026	928,000	1,010,360
Oasis Petroleum, Inc.
(USD), 6.88%, 03/15/2022	643,000	645,411
(USD), 6.88%, 01/15/2023	1,302,000	1,302,000
OI European Group BV (USD), 4.00%, 03/15/2023 (a)	1,725,000	1,699,125
Parsley Energy LLC / Parsley Finance Corp. (USD), 5.63%, 10/15/2027 (a)	1,765,000	1,804,712
Perrigo Finance Unlimited Co. (USD), 4.38%, 03/15/2026	1,205,000	1,187,390
Pitney Bowes, Inc.
(USD), 3.88%, 10/01/2021	485,000	480,150
(USD), 4.38%, 05/15/2022	1,465,000	1,437,531
Post Holdings, Inc. (USD), 5.00%, 08/15/2026 (a)	1,890,000	1,882,912
Qwest Capital Funding, Inc.
(USD), 6.88%, 07/15/2028	1,015,000	933,800
(USD), 7.75%, 02/15/2031	872,000	802,240
Radiate Holdco LLC / Radiate Finance, Inc. (USD), 6.63%, 02/15/2025 (a)	700,000	687,750
Rite Aid Corp. (USD), 6.13%, 04/01/2023 (a)	1,560,000	1,326,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (USD), 6.13%, 08/15/2021 (a)	1,105,000	1,118,813
Sable International Finance Ltd. (USD), 6.88%, 08/01/2022 (a)	858,000	896,610
Sirius XM Radio, Inc. (USD), 6.00%, 07/15/2024 (a)	1,620,000	1,672,650
Six Flags Entertainment Corp. (USD), 4.88%, 07/31/2024 (a)	1,200,000	1,200,000
SM Energy Co. (USD), 6.75%, 09/15/2026	1,180,000	1,129,850
Sprint Corp. (USD), 7.88%, 09/15/2023	1,675,000	1,744,847
Staples, Inc.
(USD), 7.50%, 04/15/2026 (a)	1,410,000	1,412,644
(USD), 10.75%, 04/15/2027 (a)	695,000	706,294
Surgery Center Holdings, Inc. (USD), 6.75%, 07/01/2025 (a)	160,000	148,800
T-Mobile USA, Inc. (USD), 6.50%, 01/15/2026	1,080,000	1,155,276

	Shares or Principal Amount	Value (US$)
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (USD), 6.50%, 07/15/2027 (a)	$162,000	$173,543
Tecnoglass, Inc. (USD), 8.20%, 01/31/2022 (a)	1,100,000	1,159,125
Tenet Healthcare Corp.
(USD), 4.63%, 07/15/2024	2,342,000	2,348,599
(USD), 6.25%, 02/01/2027 (a)	605,000	630,713
TransDigm, Inc. (USD), 6.00%, 07/15/2022	450,000	456,188
USA Compression Partners LP / USA Compression Finance Corp. (USD), 6.88%, 09/01/2027 (a)	913,000	960,933
Valvoline, Inc. (USD), 5.50%, 07/15/2024	2,055,000	2,106,375
Viking Cruises Ltd. (USD), 6.25%, 05/15/2025 (a)	1,380,000	1,428,300
Vistra Operations Co. LLC (USD), 5.63%, 02/15/2027 (a)	1,120,000	1,149,400
WPX Energy, Inc.
(USD), 8.25%, 08/01/2023	875,000	998,594
(USD), 5.75%, 06/01/2026	556,000	574,765
WR Grace & Co-Conn (USD), 5.63%, 10/01/2024 (a)	1,830,000	1,962,675
Wyndham Destinations, Inc.
(USD), 5.40%, 04/01/2024	1,000,000	1,025,000
(USD), 6.35%, 10/01/2025	945,000	1,004,063
		136,887,026
ZAMBIA (0.9%)
First Quantum Minerals Ltd. (USD), 6.88%, 03/01/2026 (a)	2,173,000	2,034,471
Total Corporate Bonds		215,955,211
BANK LOANS (2.3%)
NETHERLANDS (0.3%)
TMF Group Holding B.V., 2017 EUR 2nd Lien Term Loan (EUR), 6.88%, 05/04/2026	750,000	794,935
UNITED KINGDOM (2.0%)
EG Group Limited
2018 EUR Term Loan B1 (EUR), 4.00%, 02/06/2025	990,006	1,099,426
2018 GBP Term Loan B (GBP), 5.60%, 02/06/2025	990,000	1,272,403
IWH UK Midco Limited, 2017 Term Loan B (EUR), 4.00%, 01/31/2025	2,000,000	2,216,283
		4,588,112
Total Bank Loans		5,383,047
COMMON STOCKS (0.1%)
UNITED KINGDOM (0.0%)
Brighthouse Financial, Inc. (e)(f)(g)	35,521	29,181
UNITED STATES (0.1%)
Cenveo Enterprises, Inc. (e)(f)(g)(h)	9,806	161,799
Total Common Stocks		190,980

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	35

Statement of Investments (concluded)

April 30, 2019 (Unaudited)
Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
SHORT-TERM INVESTMENT (2.5%)
UNITED STATES (2.5%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (i)	5,801,826	$5,801,826
Total Short-Term Investment		5,801,826
Total Investments (Cost $227,994,374) (j)—98.9%		227,331,064
Other Assets in Excess of Liabilities—1.1%		2,537,298
Net Assets—100.0%		$229,868,362

(a)   Denotes a security issued under Regulation S or Rule 144A.

(b)   Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.

(c)   Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(d)    Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(e)    Illiquid security – The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.96% of net assets as of April 30, 2019.

(f)      Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.

(g)      This security was fair valued by the Fund’s pricing committee as approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Statements of Investments.

(h)      Security is Delisted.

(i)       Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(j)       See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

EUR  Euro Currency

GBP  British Pound Sterling

PIK  Payment In Kind

PLC  Public Limited Company

USD  U.S. Dollar

At April 30, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
07/11/2019	Citibank	GBP 86,000	USD 112,982	$ 112,557	$ (425)
07/11/2019	Royal Bank of Canada	GBP 1,609,000	USD 2,092,157	2,105,862	13,705
07/11/2019	UBS AG	GBP 432,000	USD 567,815	565,402	(2,413)
Euro/United States Dollar
07/11/2019	UBS AG	EUR 2,513,000	USD 2,836,274	2,835,450	(824)
				$5,619,271	$10,043

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
United States Dollar/British Pound
05/16/2019	UBS AG	USD 919,154	GBP 700,000	$ 913,482	$ 5,672
07/11/2019	UBS AG	USD 13,504,513	GBP 10,258,000	13,425,687	78,826
United States Dollar/Euro
07/11/2019	UBS AG	USD 23,288,121	EUR 20,583,000	23,224,065	64,056
				$37,563,234	$148,554
Unrealized appreciation on forward foreign currency exchange contracts					$162,259
Unrealized depreciation on forward foreign currency exchange contracts					(3,662)

*     Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

36	2019 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Aberdeen Select International Equity Fund	Aberdeen Global Equity Impact Fund	Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
Assets:
Investments in securities, at fair value	$162,977,390	$65,907,831	$190,181,968	$221,529,238
Short-term investments	2,325,812	1,017,104	7,383,889	5,801,826
Cash	–	–	539,560	187,903
Cash collateral pledged for futures	–	–	123,586	–
Foreign currency, at fair value	16,159	66,093	62	–
Cash at broker for forward foreign currency contracts	–	–	130,000	–
Receivable for investments sold	–	–	7,816,709	151,221
Interest and dividends receivable	499,299	166,691	994,053	3,662,470
Unrealized appreciation on forward foreign currency exchange contracts	–	–	589,987	162,259
Receivable for capital shares issued	213	2,592	31,378	43,423
Variation margin receivable for futures contracts	–	–	52,631	–
Tax reclaim receivable	418,747	167,732	–	–
Prepaid expenses	14,841	6,061	20,968	21,893
Total assets	166,252,461	67,334,104	207,864,791	231,560,233
Liabilities:
Due to custodian	–	–	–	15,318
Payable for investments purchased	–	–	8,889,905	1,344,771
Unrealized depreciation on forward foreign currency exchange contracts	–	–	444,251	3,662
Payable for capital shares redeemed	39,043	43,221	114,911	24,810
Payable for income taxes (See note 2g of the Notes to Financial Statements)	7,864,213	2,119,105	–	–
Cash due to broker for forward foreign currency contracts	–	–	150,000	–
Accrued expenses and other payables:
Audit fees	93,434	71,856	33,049	33,297
Investment advisory fees	67,650	3,521	12,747	65,614
Custodian fees	33,766	24,066	50,160	41,196
Sub-transfer agent and administrative services fees	33,619	14,600	25,128	37,879
Legal fees	21,580	10,589	27,530	25,078
Distribution fees	26,577	7,486	6,096	25,383
Transfer agent fees	8,919	8,587	5,640	9,795
Other	89,613	61,954	62,909	65,068
Total liabilities	8,278,414	2,364,985	9,822,326	1,691,871
Net Assets	$157,974,047	$64,969,119	$198,042,465	$229,868,362
Cost:
Investments in securities, at cost	$160,639,674	$64,111,298	$187,991,730	$222,192,548
Short-term investment	2,325,812	1,017,104	7,383,889	5,801,826
Foreign currency	16,160	66,329	62	–
Net Assets Consist of:
Par value	$5,924	$5,856	$15,309	$27,676
Paid in capital in excess of par value	573,023,971	89,839,840	201,380,848	466,845,509
Distributable accumulated loss	(415,055,848)	(24,876,577)	(3,353,692)	(237,004,823)
Net Assets	$157,974,047	$64,969,119	$198,042,465	$229,868,362
Net Assets:
Class A Shares	$129,974,082	$36,664,969	$29,190,016	$123,519,657
Institutional Class Shares	27,999,965	28,304,150	168,852,449	106,348,705
Total	$157,974,047	$64,969,119	$198,042,465	$229,868,362

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	37

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2019

	Aberdeen Select International Equity Fund	Aberdeen Global Equity Impact Fund	Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
Shares Outstanding*
Class A Shares	4,897,616	3,307,068	2,226,478	14,371,103
Institutional Class Shares	1,026,534	2,549,228	13,083,011	13,304,526
Total	5,924,150	5,856,296	15,309,489	27,675,629
Net asset value and redemption price per share
Class A Shares	$26.54	$11.09	$13.11	$8.60
Institutional Class Shares	$27.28	$11.10	$12.91	$7.99

*      Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Board of Trustees is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

See accompanying Notes to Financial Statements.

38	2019 Semi-Annual Report

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2019

	Aberdeen Select International Equity Fund	Aberdeen Global Equity Impact Fund	Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
INVESTMENT INCOME:
Dividend income	$2,019,506	$699,078	$–	$134,909
Interest income	649,030	74,943	3,680,005	7,105,817
Foreign tax withholding	(177,177)	(42,020)	3,244	–
Other income	576,227	50,125	–	–
Total Income	3,067,586	782,126	3,683,249	7,240,726
EXPENSES:
Investment advisory fees	654,170	272,588	350,072	725,877
Trustee fees	53,568	22,574	77,114	77,594
Legal fees	34,696	16,569	52,863	57,089
Audit fees	51,184	54,606	24,249	24,497
Printing fees	21,944	15,093	18,556	28,315
Custodian fees	108,986	87,248	110,086	105,522
Transfer agent fees	13,619	11,233	11,112	14,644
Distribution fees Class A	155,602	44,183	40,957	154,306
Sub-transfer agent and administrative service fees Class A	29,913	8,483	5,516	28,819
Sub-transfer agent and administrative service fees Class I	3,707	6,117	19,612	9,060
Income taxes on recovered refunds	510,961	26,731	–	–
Registration and filing fees	19,305	17,767	18,515	18,014
Other	45,215	29,857	39,202	90,952
Total expenses before reimbursed/waived expenses	1,702,870	613,049	767,854	1,334,689
Interest expense	1,994	–	–	2,811
Total operating expenses before reimbursed/waived expenses	1,704,864	613,049	767,854	1,337,500
Expenses reimbursed	(76,200)	(80,453)	(281,805)	(337,249)
Expenses waived by investment adviser	(3,779)	(1,574)	(5,001)	(5,584)
Total operating expenses	1,624,885	531,022	481,048	994,667
Net Investment Income	1,442,701	251,104	3,202,201	6,246,059
Realized loss on investment transactions	(8,027,134)	(2,552,709)	(2,128,482)	(10,738,781)
Realized gain on futures contracts	–	–	222,153	–
Realized gain/(loss) on forward foreign currency exchange contracts	–	–	19,758	1,721,856
Realized gain/(loss) on foreign currency transactions	124,947	85,771	(29,350)	(30,537)
Net realized loss from investments, futures, written options, credit default swaps, forward foreign currency exchange contracts and foreign currency transactions	(7,902,187)	(2,466,938)	(1,915,921)	(9,047,462)
Net change in unrealized appreciation/(depreciation) on investment transactions	25,694,785	8,213,494	9,884,647	12,018,193
Net change in unrealized appreciation/(depreciation) on futures contracts	–	–	214,146	–
Net change in unrealized appreciation/(depreciation) on purchased options	–	–	(3,984)	–
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	–	608,944	(1,306,914)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(172,245)	(97,963)	17,035	27,363
Net change in unrealized appreciation/(depreciation) from investments, futures, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	25,522,540	8,115,531	10,720,788	10,738,642
Net realized/unrealized gain from investments, futures, forward foreign currency exchange contracts and translation of assets and liablities denominated in foreign currencies	17,620,353	5,648,593	8,804,867	1,691,180
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,063,054	$5,899,697	$12,007,068	$7,937,239

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	39

Statements of Changes in Net Assets

	Aberdeen Select International Equity Fund		Aberdeen Global Equity Impact Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,442,701	$182,023	$251,104	$649,096
Net realized gain/(loss) from investments, futures, written options, credit default swaps, forward foreign currency exchange contracts and foreign currency transactions	(7,902,187)	(22,255,480)	(2,466,938)	334,443
Net change in unrealized appreciation/(depreciation) on investments, futures, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	25,522,540	1,237,614	8,115,531	(9,314,740)
Changes in net assets resulting from operations	19,063,054	(20,835,843)	5,899,697	(8,331,201)
Distributions to Shareholders From:
Distributable earnings:
Class A	(1,053,676)	(7,071,105)	(624,526)	(1,331,275)
Institutional Class	(228,588)	(1,478,487)	(502,461)	(1,222,394)
Tax return of capital:
Class A	–	(173,166)	–	–
Institutional Class	–	(35,698)	–	–
Change in net assets from shareholder distributions	(1,282,264)	(8,758,456)	(1,126,987)	(2,553,669)
Change in net assets from capital transactions	(12,822,622)	(30,050,513)	(4,244,630)	(18,695,783)
Change in net assets	4,958,168	(59,644,812)	528,080	(29,580,653)
Net Assets:
Beginning of period	153,015,879	212,660,691	64,441,039	94,021,692
End of period	$157,974,047	$153,015,879	$64,969,119	$64,441,039

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

40	2019 Semi-Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Select International Equity Fund		Aberdeen Global Equity Impact Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$580,983	$2,307,128	$649,783	$1,878,438
Dividends reinvested	1,029,522	7,041,129	612,786	1,297,934
Cost of shares redeemed	(12,614,971)	(35,814,374)	(3,246,658)	(10,537,897)
Total Class A	(11,004,466)	(26,466,117)	(1,984,089)	(7,361,525)
Institutional Class Shares
Proceeds from shares issued	259,444	1,675,098	224,410	1,580,032
Dividends reinvested	219,031	1,461,156	458,213	1,088,727
Cost of shares redeemed	(2,296,631)	(6,720,650)	(2,943,164)	(14,003,017)
Total Institutional Class	(1,818,156)	(3,584,396)	(2,260,541)	(11,334,258)
Change in net assets from capital transactions:	$(12,822,622)	$(30,050,513)	$(4,244,630)	$(18,695,783)
SHARE TRANSACTIONS:
Class A Shares
Issued	23,702	85,211	61,420	162,758
Reinvested	45,594	260,590	62,979	110,651
Redeemed	(517,905)	(1,330,636)	(311,059)	(910,651)
Total Class A Shares	(448,609)	(984,835)	(186,660)	(637,242)
Institutional Class Shares
Issued	10,159	61,355	21,450	135,907
Reinvested	9,445	52,768	47,044	92,895
Redeemed	(90,330)	(246,053)	(283,823)	(1,198,195)
Total Institutional Class Shares	(70,726)	(131,930)	(215,329)	(969,393)
Total change in shares:	(519,335)	(1,116,765)	(401,989)	(1,606,635)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	41

Statements of Changes in Net Assets

	Aberdeen Total Return Bond Fund		Aberdeen Global High Income Fund

	Six-Month		Six-Month
	Period Ended		Period Ended
	April 30,	Year Ended	April 30,	Year Ended
	2019	October 31,	2019	October 31,
	(Unaudited)	2018	(Unaudited)	2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$ 3,202,201	$ 8,187,219	$ 6,246,059	$ 16,188,790
Net realized loss from investments, futures, written options, credit default swaps, forward foreign currency exchange contracts and foreign currency transactions	(1,915,921)	(5,355,576)	(9,047,462)	(467,548)
Net change in unrealized appreciation/(depreciation) on investments, futures, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	10,720,788	(10,891,422)	10,738,642	(17,323,603)
Changes in net assets resulting from operations	12,007,068	(8,059,779)	7,937,239	(1,602,361)
Distributions to Shareholders From:
Distributable earnings:
Class A	(314,978)	(1,788,716)	(6,543,222)	(7,480,796)
Institutional Class	(1,924,528)	(8,364,634)	(5,483,710)	(6,447,145)
Tax return of capital:
Class A	—	(65,475)	—	—
Institutional Class	—	(283,631)	—	—
Change in net assets from shareholder distributions	(2,239,506)	(10,502,456)	(12,026,932)	(13,927,941)
Change in net assets from capital transactions	(23,577,814)	(85,359,490)	12,900,215	(152,600,288)
Change in net assets	(13,810,252)	(103,921,725)	8,810,522	(168,130,590)
Net Assets:
Beginning of period	211,852,717	315,774,442	221,057,840	389,188,430
End of period	$198,042,465	$211,852,717	$229,868,362	$221,057,840

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

42	2019 Semi-Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Total Return Bond Fund		Aberdeen Global High Income Fund

	Six-Month		Six-Month
	Period Ended		Period Ended
	April 30,	Year Ended	April 30,	Year Ended
	2019	October 31,	2019	October 31,
	(Unaudited)	2018	(Unaudited)	2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$ 811,582	$ 7,871,952	$ 8,144,331	$ 33,252,402
Dividends reinvested	290,212	1,732,792	6,330,227	7,236,969
Cost of shares redeemed	(11,970,772)	(30,339,018)	(19,997,118)	(86,356,169)
Total Class A	(10,868,978)	(20,734,274)	(5,522,560)	(45,866,798)
Institutional Class Shares
Proceeds from shares issued	16,994,395	58,728,635	52,119,944	27,801,473
Dividends reinvested	1,789,650	8,056,332	4,456,496	4,402,502
Cost of shares redeemed	(31,492,881)	(131,410,183)	(38,153,665)	(138,937,465)
Total Institutional Class	(12,708,836)	(64,625,216)	18,422,775	(106,733,490)
Change in net assets from capital transactions:	$ (23,577,814)	$ (85,359,490)	$ 12,900,215	$(152,600,288)
SHARE TRANSACTIONS:
Class A Shares
Issued	63,162	608,191	957,542	3,631,984
Reinvested	22,517	133,012	756,589	805,725
Redeemed	(936,247)	(2,356,639)	(2,352,262)	(9,537,476)
Total Class A Shares	(850,568)	(1,615,436)	(638,131)	(5,099,767)
Institutional Class Shares
Issued	1,340,892	4,641,880	6,565,100	3,263,080
Reinvested	140,895	628,597	570,100	523,726
Redeemed	(2,500,929)	(10,441,273)	(4,834,300)	(16,313,815)
Total Institutional Class Shares	(1,019,142)	(5,170,796)	2,300,900	(12,527,009)
Total change in shares:	(1,869,710)	(6,786,232)	1,662,769	(17,626,776)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	43

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$23.64	0.23		2.87	3.10	(0.20)	–	(0.20)	$26.54
Year Ended October 31, 2018	28.01	0.01		(3.20)	(3.19)	(1.15)	(0.03)	(1.18)	23.64
Year Ended October 31, 2017	22.26	1.75	(g)	4.22	5.97	(0.22)	–	(0.22)	28.01
Year Ended October 31, 2016	22.82	0.45	(h)	(0.29)	0.16	(0.72)	–	(0.72)	22.26
Year Ended October 31, 2015	28.00	0.62	(j)	(4.60)	(3.98)	(1.20)	–	(1.20)	22.82
Year Ended October 31, 2014	28.63	1.09		(1.12)	(0.03)	(0.60)	–	(0.60)	28.00
Institutional Class Shares
Six Months Ended April 30, 2019*	24.27	0.27		2.95	3.22	(0.21)	–	(0.21)	27.28
Year Ended October 31, 2018	28.73	0.09		(3.30)	(3.21)	(1.22)	(0.03)	(1.25)	24.27
Year Ended October 31, 2017	22.84	1.72	(g)	4.46	6.18	(0.29)	–	(0.29)	28.73
Year Ended October 31, 2016	23.40	0.51	(h)	(0.28)	0.23	(0.79)	–	(0.79)	22.84
Year Ended October 31, 2015	28.69	0.67	(j)	(4.68)	(4.01)	(1.28)	–	(1.28)	23.40
Year Ended October 31, 2014	29.33	1.19		(1.16)	0.03	(0.67)	–	(0.67)	28.69

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Includes interest expense that amounts to less than 0.01%.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Loss per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $(0.14), 20.27%, and (0.55)%, respectively. For Institutional Class Shares, these amounts would have been $(0.24), 20.55%, and (0.92)%, respectively.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

44	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursement/ Waivers and Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover(b)(f)

13.27%		$129,974	1.52%	2.19%	2.30%	1.86%		98%
(11.93%)		126,383	1.54%	2.50%	2.50%	0.05%		19%
27.14	%(g)	177,342	1.42%	3.93%	3.93%	7.02	%(g)	18%
0.99	%(h)(i)	182,094	1.35%	1.42%	1.42%	2.08	%(h)	23%
(14.62	%)(j)	242,444	1.28%	1.28%	1.28%	2.47	%(j)	11%
(0.04%)		397,911	1.26%	1.26%	1.26%	3.83%		12%

13.43%		28,000	1.27%	1.94%	2.03%	2.13%		98%
(11.71%)		26,633	1.30%	2.22%	2.23%	0.33%		19%
27.42	%(g)	35,318	1.17%	3.46%	3.46%	6.65	%(g)	18%
1.30	%(h)(i)	32,094	1.10%	1.17%	1.17%	2.31	%(h)	23%
(14.40	%)(j)	43,633	1.04%	1.04%	1.04%	2.56	%(j)	11%
0.19%		82,014	1.02%	1.02%	1.03%	4.06%		12%

(h)

Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been reduced by $0.03, 0.13%, and 0.13%, respectively. For Institutional Class Shares, these amounts would have been reduced by $0.03, 0.13%, and 0.13%, respectively.

(i)

Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment that was made from affiliate, during the fiscal year ended October 31,2016, which contributed $113,111 to the Select International Equity Fund to correctly record an aged dividend receivable at its net realizable value inclusive of currencyfluctuations. If such payment was excluded, the total return would have been 0.94% for Class A Shares and 1.21% for Institutional Class Shares.

(j)

Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been $0.53, (15.03%), and 2.11%, respectively. For Institutional Class Shares, these amounts would have been $0.58, (14.80%), and 2.20%, respectively.

2019 Semi-Annual Report	45

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Impact Fund

		Investment Activities					Distributions

	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$10.29	0.04		0.94		0.98	(0.18)	(0.18)	$11.09
Year Ended October 31, 2018	11.95	0.08		(1.41)		(1.33)	(0.33)	(0.33)	10.29
Year Ended October 31, 2017	9.79	0.43	(g)	1.89		2.32	(0.16)	(0.16)	11.95
Year Ended October 31, 2016	10.03	0.14	(h)	(0.08)		0.06	(0.30)	(0.30)	9.79
Year Ended October 31, 2015	12.23	0.21	(j)	(1.89	)(k)	(1.68)	(0.52)	(0.52)	10.03
Year Ended October 31, 2014	12.18	0.42		(0.36)		0.06	(0.01)	(0.01)	12.23
Institutional Class Shares
Six Months Ended April 30, 2019*	10.30	0.05		0.94		0.99	(0.19)	(0.19)	11.10
Year Ended October 31, 2018	11.96	0.10		(1.40)		(1.30)	(0.36)	(0.36)	10.30
Year Ended October 31, 2017	9.81	0.45	(g)	1.88		2.33	(0.18)	(0.18)	11.96
Year Ended October 31, 2016	10.04	0.16	(h)	(0.06)		0.10	(0.33)	(0.33)	9.81
Year Ended October 31, 2015	12.25	0.24	(j)	(1.90	)(k)	(1.66)	(0.55)	(0.55)	10.04
Year Ended October 31, 2014	12.20	0.46		(0.38)		0.08	(0.03)	(0.03)	12.25

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Annualized for periods less than one year.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Loss per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $(0.06), 20.03%, and (0.61)%, respectively. For Institutional Class Shares, these amounts would have been $(0.04), 20.24%, and (0.37)%, respectively.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

46	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Impact Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursement/ Waivers and Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)(d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover(b)(f)

9.81%		$ 36,665	1.71%	1.79%		2.06%		0.69%		110%
(11.48%)		35,964	1.77%	2.44	%(e)	2.44	%(e)	0.72%		19%
24.10	%(g)	49,363	1.58%	3.14	%(e)	3.15	%(e)	3.98	%(g)	13%
0.83	%(h)(i)	59,390	1.45%	1.49	%(e)	1.50	%(e)	1.49	%(h)	23%
(14.16	%)(j)(k)	79,263	1.38%	1.38	%(e)	1.38	%(e)	1.93	%(j)	12%
0.46%		120,387	1.32%	1.32	%(e)	1.33	%(e)	3.41%		11%

9.85%		28,304	1.46%	1.55%		1.81%		0.93%		110%
(11.23%)		28,477	1.52%	2.22	%(e)	2.23	%(e)	0.89%		19%
24.32	%(g)	44,659	1.33%	2.88	%(e)	2.89	%(e)	4.22	%(g)	13%
1.25	%(h)(i)	44,191	1.22%	1.26	%(e)	1.27	%(e)	1.71	%(h)	23%
(13.96	%)(j)(k)	69,000	1.13%	1.13	%(e)	1.13	%(e)	2.16	%(j)	12%
0.64%		108,665	1.10%	1.10	%(e)	1.11	%(e)	3.69%		11%

(h)

Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been reduced by $0.02, 0.21%, and 0.20%, respectively. For Institutional Class Shares, these amounts would have been by reduced $0.03, 0.31%, and 0.19%, respectively.

(i)

Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment that was made from affiliate, during the fiscal year ended October 31, 2016, which contributed $127,579 to the Global Equity Impact Fund, to correctly record an aged dividend receivable at its net realizable value inclusive of currency fluctuations. If such payment was excluded, the total return would have been 0.73% for Class A Shares and 1.04% for Institutional Class Shares.

(j)

Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been $0.18, (14.42%), and 1.66%, respectively. For Institutional Class Shares, these amounts would have been $0.21, (14.22%), and 1.89%, respectively.

(k)

Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment that was made from affiliate, during the fiscal year ended October 31, 2015, which contributed $305,291 to the Global Equity Impact Fund, to correctly record an aged dividend receivable at its net realizable value inclusive of currency fluctuations. If such payment was excluded, the total return would have been (14.33%) for Class A Shares and (14.13%) for Institutional Class Shares.

2019 Semi-Annual Report	47

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Total Return Bond Fund

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$12.49	0.19	0.54	0.73	(0.11)	–	–	(0.11)	$ 13.11
Year Ended October 31, 2018	13.33	0.34	(0.74)	(0.40)	(0.35)	(0.07)	(0.02)	(0.44)	12.49
Year Ended October 31, 2017	13.83	0.33	(0.18)	0.15	(0.18)	(0.47)	–	(0.65)	13.33
Year Ended October 31, 2016	13.32	0.34	0.32	0.66	(0.15)	–	–	(0.15)	13.83
Year Ended October 31, 2015	13.60	0.32	(0.19)	0.13	(0.22)	(0.17)	(0.02)	(0.41)	13.32
Year Ended October 31, 2014	13.30	0.34	0.18	0.52	(0.22)	–	–	(0.22)	13.60
Institutional Class Shares
Six Months Ended April 30, 2019*	12.30	0.20	0.53	0.73	(0.12)	–	–	(0.12)	12.91
Year Ended October 31, 2018	13.14	0.37	(0.74)	(0.37)	(0.38)	(0.07)	(0.02)	(0.47)	12.30
Year Ended October 31, 2017	13.64	0.36	(0.18)	0.18	(0.21)	(0.47)	–	(0.68)	13.14
Year Ended October 31, 2016	13.14	0.36	0.33	0.69	(0.19)	–	–	(0.19)	13.64
Year Ended October 31, 2015	13.43	0.35	(0.20)	0.15	(0.25)	(0.17)	(0.02)	(0.44)	13.14
Year Ended October 31, 2014	13.13	0.37	0.18	0.55	(0.25)	–	–	(0.25)	13.43

*	Unaudited

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

48	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Total Return Bond Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (b)(e)

6.00%		$ 29,190	0.69%		1.00%		2.99%	69%
(3.19%)		38,426	0.69	%(f)	0.88	%(f)	2.67%	148%
1.21	%(g)	62,556	0.69	%(f)	0.76	%(f)	2.46%	151%
5.02%		65,242	0.69	%(f)	0.74	%(f)	2.47%	151%
0.91%		75,595	0.69	%(f)	0.71	%(f)	2.37%	102%
3.96%		152,196	0.68	%(f)	0.69	%(f)	2.56%	128%

6.17%		168,852	0.44%		0.72%		3.24%	69%
(2.96%)		173,427	0.44	%(f)	0.62	%(f)	2.93%	148%
1.50	%(g)	253,218	0.44	%(f)	0.51	%(f)	2.71%	151%
5.29%		454,335	0.44	%(f)	0.47	%(f)	2.72%	151%
1.12%		927,387	0.44	%(f)	0.45	%(f)	2.62%	102%
4.25%		1,361,252	0.42	%(f)	0.43	%(f)	2.81%	128%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Semi-Annual Report	49

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global High Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$ 8.74	0.23	0.03	0.26	(0.40)	–	–	(0.40)	$ 8.60
Year Ended October 31, 2018	9.23	0.50	(0.56)	(0.06)	(0.43)	–	–	(0.43)	8.74
Year Ended October 31, 2017	8.80	0.52	0.38	0.90	(0.43)	–	(0.04)	(0.47)	9.23
Year Ended October 31, 2016	8.98	0.49	(0.33)	0.16	(0.34)	–	–	(0.34)	8.80
Year Ended October 31, 2015	10.38	0.62	(1.22)	(0.60)	(0.44)	(0.25)	(0.11)	(0.80)	8.98
Year Ended October 31, 2014	10.61	0.62	(0.13)	0.49	(0.61)	(0.11)	–	(0.72)	10.38
Institutional Class Shares
Six Months Ended April 30, 2019*	8.16	0.23	0.01	0.24	(0.41)	–	–	(0.41)	7.99
Year Ended October 31, 2018	8.65	0.49	(0.53)	(0.04)	(0.45)	–	–	(0.45)	8.16
Year Ended October 31, 2017	8.28	0.51	0.35	0.86	(0.45)	–	(0.04)	(0.49)	8.65
Year Ended October 31, 2016	8.47	0.48	(0.31)	0.17	(0.36)	–	–	(0.36)	8.28
Year Ended October 31, 2015	9.85	0.61	(1.16)	(0.55)	(0.47)	(0.25)	(0.11)	(0.83)	8.47
Year Ended October 31, 2014	10.10	0.61	(0.11)	0.50	(0.64)	(0.11)	–	(0.75)	9.85

*	Unaudited

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Includes interest expense that amounts to less than 0.01%.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

50	2019 Semi-Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global High Income Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)(d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(c)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (b)(f)

3.83%		$ 123,520	1.00%	1.32%	5.48%	54%
(0.66%)		131,219	1.00%	1.22%	5.56%	37%
10.50%		185,613	1.00%	1.14%	5.79%	51%
1.91%		233,369	1.00%	1.06%	5.76%	72%
(6.01	%)(g)	522,964	1.00%	1.04%	6.43%	79%
4.70%		823,808	1.00%	1.01%	5.76%	96%

3.89%		106,349	0.75%	1.03%	5.74%	54%
(0.43%)		89,839	0.75%	0.95%	5.80%	37%
10.76%		203,575	0.75%	0.87%	6.01%	51%
2.21%		351,466	0.75%	0.79%	6.00%	72%
(5.85%)		797,494	0.75%	0.76%	6.68%	79%
5.01%		1,561,293	0.74%	0.75%	6.01%	96%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement adjustments to the NAV per share.

2019 Semi-Annual Report	51

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. Organization

Aberdeen Investment Funds (the “Trust”) was organized as a business trust under the laws of the State of Massachusetts by a Master Trust Agreement adopted on April 30, 1992 and is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. As of April 30, 2019, the Trust offered four diversified, open-ended investment funds: Aberdeen Select International Equity Fund (the “Select International Equity Fund”), Aberdeen Global Equity Impact Fund (formerly the Aberdeen Select International Equity Fund II) (“Global Equity Impact Fund”), Aberdeen Total Return Bond Fund (the “Total Return Bond Fund”), and Aberdeen Global High Income Fund (the “Global High Income Fund”). Each series of the Trust is also referred to herein as a “Fund” or collectively, the “Funds”.

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Board of Trustees is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

Each of the Funds offers multiple share classes. As of April 30, 2019, all of the Funds offered Class A and Institutional Class shares. The classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds’ prospectus. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

Each Fund has distinct investment objectives. Following are the objectives for the Funds:

Fund Name	Investment Objective
Select International Equity Fund	Seeks long-term growth of capital.
Global Equity Impact Fund	Seeks long-term growth of capital.
Total Return Bond Fund	Seeks to provide total return, which is derived from capital appreciation and income.
Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Funds are maintained in U.S. Dollars.

a.            Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the

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registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, which has an objective to maintain a $1.00 NAV, which is not guaranteed. Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time (as defined below)), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

The three-level hierarchy of inputs is summarized below:

•   Level 1- quoted prices in active markets for identical investments;

•   Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

•   Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2019 in valuing the Funds’ investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)		Total ($)
Select International Equity Fund
Investments in Securities
Common Stocks	8,127,407	154,849,983	–	[1]	162,977,390
Government Bonds	–	–	–	[1]	–
Short-Term Investment	2,325,812	–	–		2,325,812
	10,453,219	154,849,983	–		165,303,202

1  Represents a security that is fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees.

Investments, at Value	Level 1	Level 2	Level 3	Total
Global Equity Impact Fund
Investments in Securities
Common Stocks	35,496,130	30,411,701	–	65,907,831
Short-Term Investment	1,017,104	–	–	1,017,104
	36,513,234	30,411,701	–	66,924,935
Total Return Bond Fund
Investments in Securities
Asset-Backed Securities	–	16,161,068	–	16,161,068
Commercial Mortgage-Backed Securities	–	19,174,769	–	19,174,769
Non-Agency Mortgage-Backed Securities	–	17,673,039	–	17,673,039
Corporate Bonds	–	37,292,946	–	37,292,946
Municipal Bonds	–	5,639,093	–	5,639,093
Government Bonds	–	3,834,050	–	3,834,050
U.S. Agencies	–	22,154,890	–	22,154,890

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April 30, 2019 (Unaudited)

Investments, at Value	Level 1	Level 2	Level 3	Total
U.S. Treasuries	–	39,579,029	–	39,579,029
Agency Mortgage-Backed Securities	–	28,670,693	–	28,670,693
Put Options Purchased	2,391	–	–	2,391
Short-Term Investment	7,383,889	–	–	7,383,889
Other Financial Instruments
Assets
Futures Contracts	156,798	–	–	156,798
Forward Foreign Currency Exchange Contracts	–	589,987	–	589,987
Liabilities
Futures Contracts	(112,656)	–	–	(112,656)
Forward Foreign Currency Exchange Contracts	–	(444,251)	–	(444,251)
	7,430,422	190,325,313	–	197,755,735
Global High Income Fund
Investments in Securities
Corporate Bonds	–	215,955,211	–	215,955,211
Bank Loans	–	5,383,047	–	5,383,047
Common Stocks	–	–	190,980	190,980
Short-Term Investment	5,801,826	–	–	5,801,826
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	162,259	–	162,259
Liabilities
Forward Foreign Currency Exchange Contracts	–	(3,662)	–	(3,662)
	5,801,826	221,496,855	190,980	227,489,661

Amounts listed as “–” are $0 or round to $0.

Global High Income Fund Rollforward of Level 3 Fair Value Measurement For the Period Ended April 30, 2019
Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Held at April 30, 2019
Common Stocks
United Kingdom	$225,428	$–	$(303,370)	$155,420	$–	$(48,297)	$–	$–	$ 29,181	$155,420
United States	274,779	–	–	(112,980)	–	–	–	–	161,799	(112,980)
	–	–	–	–	–	–	–	–	–	–
TOTAL	$500,207	$–	$(303,370)	$ 42,440	$–	$(48,297)	$–	$–	$190,980	$ 42,440

2019 Semi-Annual Report	55

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

The following is quantitative information about Level 3 fair value measurements:

Description	Fair Value at 4/30/19 ($)	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average
Global High Income Fund
Common Stocks	$ 29,181	Broker Pricing	Bid/Ask Spread	$ 0.822	$ 0.822
Common Stocks	161,799	Broker Pricing	Bid/Ask Spread	16.500	16.500

b.            Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.             Foreign Currency Translation

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments within the Statements of Operations.

Investments in emerging markets can be riskier and more volatile than investments in the United States and other developed markets. Adverse political and economic developments can make it more difficult for the Select International Equity Fund and Global Equity Impact Fund, to sell foreign securities which could reduce the NAV of the Funds. In contrast to more established markets, emerging markets may have governments that are less stable and markets that are less liquid, increasing your investment risk. At April 30, 2019, the Select International Equity Fund held Venezuelan securities and held Venezuelan Bolivar. Venezuela currently imposes foreign exchange controls which prohibit the Select International Equity Fund from repatriating dividends, interest, or other income from investments or proceeds from the sale of Venezuelan securities. The Venezuelan securities and Venezuelan Bolivar have been fair valued at $0.

d.            Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities and for other non-hedging purposes. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the six-month period ended April 30, 2019, the Funds used forward contracts to hedge some of the Funds’ foreign currency holdings. Managing active currency risk involves both hedging currency risk and adding currency risk in excess of underlying bond positions. A Fund may also enter into forward contracts to obtain potential appreciation of a foreign currency, which also adds currency risk.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures

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April 30, 2019 (Unaudited)

contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the six-month period ended April 30, 2019, U.S. Treasury futures contracts were used to manage Total Return Bond Fund’s overall curve and interest rate exposure.

Options

Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The Funds did not hold options as of April 30, 2019.

Swaps

The Total Return Bond Fund enters into interest rate swaps to manage interest-rate exposure. The Global High Income Fund uses credit default swaps to gain, or hedge, exposure to specific companies. A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd — Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of

2019 Semi-Annual Report	57

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of April 30, 2019:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Interest Rate Risk	Variation margin receivable for futures contracts	Variation margin payable for futures contracts
	Variation margin receivable for centrally cleared interest rate swap contracts	Variation margin payable for centrally cleared interest rate swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit Risk	Variation margin receivable for centrally cleared credit default swap contracts	Variation margin payable for centrally cleared credit default swap contracts

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2019:

Total Return Bond Fund	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as
hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$589,987	Unrealized depreciation on forward foreign currency exchange contracts	$444,251
Futures contracts* (interest rate risk)	Variation margin receivable for futures contracts	$156,798	Variation margin payable for futures contracts	$112,656
Total		$746,785		$556,907

*               The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

58	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Global High Income Fund	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as
hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$162,259	Unrealized depreciation on forward foreign currency exchange contracts	$3,662
Total		$162,259		$3,662

A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of April 30, 2019 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
Description	Assets				Liabilities
Total Return Bond Fund
Forward foreign currency (2) Barclays Bank	$ 49,027	$(49,027)	$ –	$ –	$116,742	$(49,027)	$49,027	$ –
Citibank	283,036	(91,871)	–	191,165	91,871	(91,871)	–	–
Goldman Sachs	65,574	–	(65,574)	–	–	–	–	–
HSBC Bank	150,138	(44,436)	(70,000)	35,702	44,436	(44,436)	–	–
Royal Bank of Canada	42,212	(42,212)	–	–	191,202	(42,212)	–	148,990

1.          In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.          Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.          Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
Description	Assets				Liabilities
Global High Income Fund
Forward foreign currency (2) Citibank	$ –	$ –	$–	$ –	$ 425	$ –	$–	$425
Royal Bank of Canada	13,705	–	–	13,705	–	–	–	–
UBS AG	148,554	(3,237)	–	145,317	3,237	(3,237)	–	–

1.          In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.          Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.          Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

2019 Semi-Annual Report	59

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2019:

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign currency exchange contracts
(foreign exchange risk)		$ 19,758	$608,944
Futures contracts
(interest rate risk)		$222,153	$214,146
Total		$241,911	$823,090

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign currency exchange contracts
(foreign exchange risk)		$1,721,856	$(1,306,914)
Total		$1,721,856	$(1,306,914)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2019. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2019.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)	Long Futures Contracts (Average Notional Value)	Short Futures Contracts (Average Notional Value)
Total Return Bond Fund	$37,671,978	$32,223,498	$32,062,874	$13,714,595
Global High Income Fund	10,250,887	48,854,628	–	–

The Funds value derivatives at fair value, as described in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

e.   Bank Loans

Global High Income Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans

60	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

Global High Income Fund may enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Global High Income Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect the return. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

f.    Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses among classes is based on the total net asset value of each class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and Transfer Agent fees) are charged to that class.

g.   Foreign Taxes

Funds that invest in foreign securities are subject to foreign taxes that may be imposed by certain countries in which the Funds invest. The Funds generally record foreign taxes based on applicable foreign tax law. The Funds incur withholding taxes on certain foreign dividends and interest, and those taxes are accrued at the time the associated income is recorded. The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

The Select International Equity Fund and Global Equity Impact Fund (collectively, the “Equity Funds”) have received payments for Article 63 EU Tax Reclaims related to prior years (2005-2015). The Article 63 EU Tax Reclaim payments received by the Equity Funds from certain EU countries as of the date of this report significantly increased the Select International Equity Fund’s performance from December 16, 2016 and the Global Equity Impact Fund’s performance from February 1, 2017. Without these payments, each Equity Fund’s performance would have been lower during this period. In the tax years for which the Equity Funds filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that these Funds paid to foreign jurisdictions. The receipt by the Equity Funds of the tax reclaims from these jurisdictions will also result in tax liability to the relevant Fund to offset the tax benefits that shareholders received in the past, the precise amount of the tax is uncertain and subject to settlement negotiations with the U.S. Internal Revenue Service (“U.S. IRS”). Based on information available as of the date of this report, an estimated tax amount has been accrued and is reflected within each Equity Fund’s net asset value and performance. Furthermore, upon final determination of the U.S. IRS, if the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the relevant Equity Fund’s expenses, net asset value and performance may be materially adversely impacted. The precise amount of the tax remains uncertain as the matter remains unsettled with the U.S. IRS.

The Equity Funds have Article 63 EU Tax Reclaims outstanding related to prior years (2005-2015). Consistent with U.S. GAAP accrual requirements, the Equity Funds have recognized the Article 63 EU Tax Reclaims when a payment has been received, and have not recorded a receivable amount for any outstanding Article 63 EU Tax Reclaims because there is limited historical precedent for U.S. funds collecting reclaims of this magnitude and the total amount of the reclaims that these funds may receive in the future is uncertain. Any additional amounts to which the Equity Funds may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of each fund at that time. In addition, Article 63 EU Tax Reclaims amounts received will be subject to tax. The U.S. IRS has not yet determined

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

the amount of taxes that the Equity Funds must pay on these amounts. For tax accounting purposes, interest payments received on these payments (if any) are treated as income and will be distributed in due course. Additionally, fluctuations in the value of foreign currencies may affect an Equity Fund’s tax liability, because the U.S. IRS may require the Fund to pay any taxes owed on interest payments on Article 63 EU Tax Reclaims amounts in U.S. Dollars based on the foreign currency exchange rate with the applicable jurisdiction that was in effect at the time the Article 63 EU Tax Reclaims amounts were received by the Fund. As of April 30, 2019, the total amount of outstanding reclaims filed by the Equity Funds in the countries that may be affected by the European courts’ decisions (namely, The Netherlands, Spain, Germany, France, and Sweden) represents approximately 6.9% and 10.7%, respectively, of net assets of Select International Equity Fund and Global Equity Impact Fund before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims. These amounts net of estimated taxes (but excluding the impact of interest or tax on such interest) represent 4.0% and 6.2%, respectively, of net assets of Select International Equity Fund and Global Equity Impact Fund. These percentages will change depending on the fluctuations of the net assets of the Funds. Receipt by a Fund of these amounts will make the Fund’s performance seem higher than it would be as a result of the performance of its portfolio investments.

The payments received on tax reclaims within the six-month period ended April 30, 2019 and from prior periods were as follows:

		Percent of Total	Received
	Amount	Net Assets	Date Range
Select International Equity Fund
Withholding Tax Refunds Received from Country:

Finland	$1,355,000	0.35%*	5/21/2015
Poland	16,452,314	7.74%**	12/16/16-2/24/17
Poland	779,000	0.49%****	11/1/2018-4/30/2019
Global Equity Impact Fund
Withholding Tax Refunds Received from Country:

Finland	$500,000	0.25%*	5/21/2015
Poland	4,400,193	4.68%**	2/1/2017-2/24/17
Poland	380,000	0.59%***	8/22/2018
Poland	27,000	0.04%****	11/1/2018-4/30/2019

*	As of October 31, 2015
**	As of October 31, 2017
***	As of October 31, 2018
****	As of April 30, 2019

h.   Distributions

Distributions from net investment income, if any, are declared and paid monthly for the Total Return Bond Fund and Global High Income Fund. Distributions from net investment income, if any, are declared and paid annually for the Select International Equity Fund and Global Equity Impact Fund. The Funds will also declare and pay distributions annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Additional distributions of net investment income and capital gains may be made at the discretion of the Board to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”), for certain undistributed amounts.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

i.    Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2018 are subject to such review.

62	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. Agreements and Transactions with Affiliates

a.   Investment Adviser

Under the Investment Advisory Agreements with the Funds, effective May 22, 2013, the Adviser manages the Funds in accordance with the policies and procedures established by the Board. Prior to May 22, 2013, the Funds were managed by Artio Global Management LLC (the “Predecessor Adviser”), which was acquired by the Adviser’s parent company on May 21, 2013.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Select International Equity Fund	Of the first $500 million On the next $1.5 billion	0.800% 0.780%
	Over $2 billion	0.750%
Global Equity Impact Fund	Of the first $500 million On the next $1.5 billion	0.800% 0.780%
	Over $2 billion	0.750%
Total Return Bond Fund	On all assets	0.350%
Global High Income Fund	Of the first $5 billion On the next $2.5 billion	0.650% 0.630%
	On the next $2.5 billion	0.600%
	Over $10 billion	0.590%

Effective February 28, 2019, the management fees for the Equity Funds were reduced to the rates noted above. Prior to that date, each of the Equity Funds paid monthly an annual management fee (as a percentage of its average daily net assets) at a rate of 0.90% of the first $5 billion, 0.88% on the next $2.5 billion and 0.85% over $7.5 billion.

The Adviser has engaged the services of an affiliate, Aberdeen Asset Managers Limited, as subadviser on behalf of the Equity Funds (the “Subadviser”), pursuant to the subadvisory agreements. The Subadviser manages a portion of the Equity Funds’ investments and has responsibility for making all investment decisions for the portion of a Fund’s assets that it manages. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadviser.

The Trust and the Adviser have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of each Fund from exceeding the amounts listed in the table below. For each Fund noted below, this contractual limitation may not be terminated without the approval of the Board until the earlier of (a) the termination of the Investment Advisory Agreement or (b) the end of February, 2020 for the Total Return Bond Fund and Global High Income Fund and the end of February, 2021 for the Select International Equity Fund and Global Equity Impact Fund. This limit excludes certain expenses, including taxes, interest, brokerage commissions, and other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of each Fund’s business.

	Class A	Institutional
Fund	Limit	Class Limit
Select International Equity Fund	1.35%	1.10%
Global Equity Impact Fund	1.35%	1.10%
Total Return Bond Fund	0.69%	0.44%
Global High Income Fund	1.00%	0.75%

The Adviser has agreed to continue to waive a portion of its management fee for each of the Funds at the annual rate of 0.005% of the respective Funds’ average daily assets. The waiver may be terminated at any time by the Board.

The Adviser may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

However, no reimbursement will be made for fees waived unless:

(i)  the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii)  the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreements in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

As of April 30, 2019, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by the Adviser would be:

Fund	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Six Months Ended April 30, 2019 (Expires 4/30/22)	Total*
Select International Equity Fund	$ –	$ –	$ –	$ 76,200	$ 76,200
Global Equity Impact Fund	–	–	–	80,453	80,453
Total Return Bond Fund	262,142	257,618	499,844	281,805	1,301,409
Global High Income Fund	367,227	525,704	591,864	337,249	1,822,044

*  Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

4. Distributor and Shareholder Services

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Funds’ shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of 0.25% for Class A shares.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board members and a majority of those Board members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2019, were as follows:

Fund	Purchases	Sales
Select International Equity Fund	$154,218,527	$166,486,385
Global Equity Impact Fund	73,127,729	78,322,031
Total Return Bond Fund	124,677,436	151,068,135
Global High Income Fund	120,426,319	115,414,718

6. Portfolio Investment Risks

a.             Asset-Backed Securities Risk

Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

64	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

b.   Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns.

c.   Country/Regional Focus Risk

Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

d.   Corporate Bonds Risk

Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

e.   Credit Default Swap Risk

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swap contracts may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap contracts. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund. Additionally, to the extent the Fund sells credit default swap contracts, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap in the event of a default of the referenced debt obligation.

f.    Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

g.   Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

h.   Derivatives Risk (Including Options, Futures and Swaps)

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

i.    Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

j.    Extension Risk

Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

k.   Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

l.    Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

m.  High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

n.   Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Each Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. A Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

o.   Impact Investing Risk

In implementing the Fund’s ESG (Environmental, Social and Governance) investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund may underperform other funds that do not implement an ESG strategy. ESG investing is qualitative and subjective by nature. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.

66	2019 Semi-Annual Report

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April 30, 2019 (Unaudited)

p.            Impact of Large Redemptions and Purchases of Fund Shares Risk

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statements of Changes in Net Assets.

q.            Interest Rate Risk

A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. A Fund may be subject to a greater risk of rising interest rates due to the current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

r.               Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

s.             Large-Cap Securities Risk

Stocks issued by large cap companies subject a Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

t.                Leverage Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also cause leveraging risk.

u.            Management Risk

Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds, and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

v.             Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

w.          Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

x.             Mortgage-Related Securities Risk

Certain Funds may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

y.             Municipal Securities Risk

Certain Funds may invest in municipal bonds which may be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal Bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal Bond can fall when interest rates rise and can rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal Bonds and higher for long term Municipal Bonds. Under certain market conditions, the Adviser may purchase Municipal Bonds that the Adviser perceives are undervalued. Undervalued

2019 Semi-Annual Report	67

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Municipal Bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal Bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal Bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal Bonds, if the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal Bonds are subject to credit or default risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due.

z.             Portfolio Turnover Risk

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

aa.      Prepayment Risk

As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

bb.    Private Placements and Other Restricted Securities Risk

Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing a Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and a Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

cc.      Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

dd.    Sovereign Debt Risk

Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by a Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. A Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly.

ee.      Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and such Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

ff.            Variable and Floating Rate Securities Risk

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

68	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

8. Tax Information

As of April 30, 2019, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Select International Equity Fund	$162,965,486	$12,605,593	$(10,267,877)	$2,337,716
Global Equity Impact Fund	65,128,402	3,061,870	(1,265,337)	1,796,533
Total Return Bond Fund	195,364,221	3,168,343	(969,098)	2,199,245
Global High Income Fund	227,955,031	5,544,979	(6,168,946)	(623,967)

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Select International Equity Fund	$8,549,592	$ –	$8,549,592	$–	$208,864	$8,758,456
Global Equity Impact Fund	2,553,669	–	2,553,669	–	–	2,553,669
Total Return Bond Fund	8,515,486	1,637,864	10,153,350	–	349,106	10,502,456
Global High Income Fund	13,927,941	–	13,927,941	–	–	13,927,941

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Select International Equity Fund	$—	$ —	$—	$—	$—	$—	$ —	$(23,195,230)	$(409,641,408)	$(432,836,638)
Global Equity Impact Fund	—	817,438	—	—	—	—	(5,978)	(6,342,784)	(24,117,963)	(29,649,287)
Total Return Bond Fund	—	—	—	—	—	—	(5,956)	(7,914,593)	(5,200,701)	(13,121,250)
Global High Income Fund	—	4,941,078	—	—	—	—	—	(12,687,674)	(225,168,534)	(232,915,130)

*   The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

**  As of October 31, 2018, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

As of October 31, 2018, for federal tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains on each respective fund throughout the years indicated.

2019 Semi-Annual Report	69

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Fund	Amount	Expires
Select International Equity Fund	$ 15,639,317	Unlimited (Short-Term)
Select International Equity Fund	394,002,091	Unlimited (Long-Term)
Global Equity Impact Fund	1,793,627	Unlimited (Short-Term)
Global Equity Impact Fund	22,324,336	Unlimited (Long-Term)
Total Return Bond Fund	3,823,282	Unlimited (Short-Term)
Total Return Bond Fund	1,377,419	Unlimited (Long-Term)
Global High Income Fund	53,084,248	Unlimited (Short-Term)
Global High Income Fund	172,084,286	Unlimited (Long-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 or on the date of their formation, whichever is later, for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9.            Significant Shareholders

As of April 30, 2019, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Select International Equity Fund	62.9%	2
Global Equity Impact Fund	51.6	3
Total Return Bond Fund	64.0	6
Global High Income Fund	66.6	4

10.    Line of Credit

The Trust on behalf of each of the Funds noted in the table below (the “Borrowers”) entered into a Credit Agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The amount of the Credit Facility was $25,000,000 for the six-month period ended April 30, 2019. The Funds may draw up to their stated sublimit (subject to certain other limitations therein):

	Sublimit Amount	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Select International Equity Fund	$25,000,000	$2,734,290	3.74%	7

In addition, the Trust on behalf of the Global High Income Fund entered into a separate Credit Agreement (the “Global High Income Fund Credit Agreement”) with the Bank. The Global High Income Fund Credit Agreement provides for a revolving credit facility (the “Global High Income Fund Credit Facility”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The amount of the Global High Income Fund Credit Facility was $40,000,000 for the six-month period ended April 30, 2019. The Global High Income Fund may draw the entire $40,000,000 (subject to certain limitations).

	Sublimit Amount	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Global High Income Fund	$40,000,000	$2,584,850	3.67%	9

Principal on each outstanding loan made under the Agreement and the Global High Income Fund Credit Agreement bears the interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month

70	2019 Semi-Annual Report

Notes to Financial Statements (concluded)

April 30, 2019 (Unaudited)

London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of each of the Credit Facility or Global High Income Fund Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable.

11.    Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2019.

2019 Semi-Annual Report	71

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Investment Funds you incur ongoing costs, including investment advisory fees, shareholder service fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2018 and continued to hold your shares at the end of the reporting period, April 30, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value, November 1, 2018	Actual Ending Account Value, April 30, 2019	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*1	Annualized Expense Ratio
Select International Equity Fund[2]	Class A	$1,000.00	$1,132.70	$1,017.26	$8.04	$7.60	1.52%
	Institutional Class	$1,000.00	$1,134.30	$1,018.50	$6.72	$6.36	1.27%
Global Equity Impact Fund[2]	Class A	$1,000.00	$1,098.10	$1,016.32	$8.90	$8.55	1.71%
	Institutional Class	$1,000.00	$1,098.50	$1,017.56	$7.60	$7.30	1.46%
Total Return Bond Fund	Class A	$1,000.00	$1,060.00	$1,021.37	$3.52	$3.46	0.69%
	Institutional Class	$1,000.00	$1,061.70	$1,022.61	$2.25	$2.21	0.44%
Global High Income Fund	Class A	$1,000.00	$1,038.30	$1,019.84	$5.05	$5.01	1.00%
	Institutional Class	$1,000.00	$1,038.90	$1,021.08	$3.79	$3.76	0.75%

*            Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

1          Represents the hypothetical 5% return before expenses.

2          Uncertain taxes and costs associated with Article 63 EU Tax Reclaims are not included in the expense table above for Select International Equity Fund and Global Equity Impact Fund. In addition to the operating expenses shown in the table above and based on the information available as of the date of this Report, the Fund has accrued an estimated tax expense for the potential taxes and costs of the Article 63 EU Tax Reclaims, which is not included in the table above. If these taxes and costs were included in the table above, the annualized expense ratio and actual expenses paid would materially increase.

72	2019 Semi-Annual Report

Rev. 05/2019

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

• Social Security/ Social Insurance number and account balance

• Transaction history

• Assets and Income

• Investment experience

• Checking account information and wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Standard Investments ("ASI") choose to share; and whether you can limit this sharing. We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below. Where Aberdeen Funds does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – To offer our products and services to you	Yes	Yes
For joint marketing with our financial companies	No	We don’t share
For our affiliate’s everyday business purposes – Information about your transactions and experiences	Yes	No
For our affiliate’s everyday business purposes – Information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing Questions?	• For queries related to Closed End Funds, please call 1-800-522-5465. For queries related to Aberdeen Funds and Aberdeen Investment Funds, please call 877-332-7806.
www.aberdeenstandard.com

Who we are
Who is providing this notice?	ASI’s North American Funds (collectively referred to as “Aberdeen Funds”)
What we do
How does ASI protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does ASI collect my personal information?

We collect your personal information through various means for example, when you:

•         Open an account or give us your contact information

•         Seek advice about your investments or make deposits or withdrawals from your account

•         Enter into an investment advisory contract

•         Buy securities or interests in a fund from us

•         Tell us where to send money

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

US Federal Law gives you the right to limit only:

•         Sharing for ASI and affiliates’ everyday business purposes – information about your creditworthiness

•         Affiliates from using your information to market to you

•         Sharing for nonaffiliates to market to you

State or Provincial laws and individual companies may give you additional rights to limit sharing. In order to provide you with the services for which you have engaged ASI, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•        Our affiliates include subsidiaries of Standard Life Aberdeen plc, a global financial services company.

Nonaffiliates

Companies not related by common ownership and control. They can be financial and nonfinancial companies.

•        Aberdeen Funds does not share personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Funds don’t jointly market.
Other important information

This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Standard Investments Inc. or its affiliates (collectively, North American Funds).

Management Information

Trustees

Antoine Bernheim, Chairman

Thomas Gibbons

Bev Hendry

Peter Wolfram

Officers

Bev Hendry, President and Chief Executive Officer

Joseph Andolina, Chief Compliance Officer, Vice President and Anti-Money Laundering and Identity Theft Officer

Jeffrey Cotton, Vice President – Compliance

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Assistant Secretary and Vice President

Lucia Sitar, Chief Legal Officer and Vice President

Lynn Chen, Vice President

Alan Goodson, Vice President

Stephen Docherty, Vice President

Steven Logan, Vice President

Ben Moser, Vice President

Jennifer Nichols, Vice President

Dominic Byrne, Vice President

Brian O’Neill, Assistant Treasurer

Eric Olsen, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Rebecca Gilding, Secretary

Investment Adviser

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
aberdeen-asset.us

AOE-0377-SAR

Item 2. Code of Ethics.

Not applicable — for annual reports only.

Item 3. Audit Committee Financial Expert.

Not applicable — for annual reports only.

Item 4. Principal Accountant Fees and Services.

Not applicable — for annual reports only.

Item 5. Audit Committee of Listed Registrants.

Not applicable — for annual reports only.

Item 6. Investments

(a)         Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Investment Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Investment Funds

Date: June 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Investment Funds

Date: June 28, 2019

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer of
Aberdeen Investment Funds

Date: June 28, 2019